UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07493)

The Hennessy Funds, Inc.
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Neil J. Hennessy
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2010

Date of reporting period: October 31, 2010

Item 1. Reports to Stockholders.

HENNESSY FUNDS

ANNUAL REPORT

OCTOBER 31, 2010

Hennessy Cornerstone Growth Fund
Hennessy Cornerstone Growth Fund, Series II
Hennessy Focus 30 Fund
Hennessy Cornerstone Large Growth Fund
Hennessy Cornerstone Value Fund
Hennessy Total Return Fund
Hennessy Balanced Fund

Contents

Letter to shareholders	1
Performance overview
Hennessy Cornerstone Growth Fund	4
Hennessy Cornerstone Growth Fund, Series II	6
Hennessy Focus 30 Fund	8
Hennessy Cornerstone Large Growth Fund	10
Hennessy Cornerstone Value Fund	12
Hennessy Total Return Fund	14
Hennessy Balanced Fund	15
Financial statements
Schedules of investments
Hennessy Cornerstone Growth Fund	17
Hennessy Cornerstone Growth Fund, Series II	22
Hennessy Focus 30 Fund	27
Hennessy Cornerstone Large Growth Fund	31
Hennessy Cornerstone Value Fund	36
Hennessy Total Return Fund	41
Hennessy Balanced Fund	45
Statements of assets and liabilities	50
Statements of operations	52
Statements of changes in net assets	54
Statement of cash flows – Hennessy Total Return Fund	65
Financial highlights
Hennessy Cornerstone Growth Fund	66
Hennessy Cornerstone Growth Fund, Series II	70
Hennessy Focus 30 Fund	74
Hennessy Cornerstone Large Growth Fund	78
Hennessy Cornerstone Value Fund	82
Hennessy Total Return Fund	86
Hennessy Balanced Fund	88
Notes to the financial statements	91
Report of Independent Registered Public Accounting Firm	102
Directors and Officers of the Funds	104
Expense example	110
Proxy voting policy	112
Quarterly Filings on Form N-Q	112
Federal Tax Distribution Information	112
Privacy Policy	113

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LETTER TO SHAREHOLDERS

December, 2010

Dear Hennessy Funds Shareholder:

As I look back over the twelve-month period ended October 31, 2010, two themes emerge.  First, the majority of individual investors have exhibited extremely low confidence in the financial markets.  Throughout the year I talk to many of our clients, and some truly believe the markets are still in a free fall.  What I hear that really troubles me are the following misconceptions about our economy:

•  Despite the fact that the Dow Jones Industrial Average and S&P 500 Index each gained well over 20% in 2009 and are up approximately 8% year-to-date in 2010 (through 11/30/10), many people believe that the stock market has been down the past two years.

•  American corporations are profitable, yet investors believe they are losing money.

•  While 90% of Americans remain employed, people sense that everyone is losing their job.

Second, the crisis of confidence we experienced following the lows in 2009 and throughout this past year has now become a crisis of clarity.  I believe we are in dire need of clarity on healthcare, taxes and regulation from our leaders in Washington for this recovery to gain momentum.

Right now, we are experiencing slow economic growth, home values continue to be unstable and unemployment is approaching multi-decade highs of 10% or more. Companies are continuing to slash costs, close unprofitable business lines, eliminate employees and hoard cash at record levels – there is $3.2 trillion in cash, in fact, among the S&P 500 companies alone. Why?  I believe that the ambiguity coming from our government leaders has paralyzed American businesses, both large and small, leaving them few attractive options for deploying cash reserves.

As a business person, it feels as though every proposal coming out of Washington is focused on short-term political gain rather than on the long-term strength of our country and the economy. The rhetoric and lack of actionable direction out of Congress and the White House is having a devastating effect on our economy. The current environment has crippled businesses that need to feel confident that government is on their side.

For the twelve-month period ending October 31, 2010, the major U.S. indices returned approximately 17-18%.  Small and mid-cap stocks

HENNESSY FUNDS                                                                                                           1-800-966-4354

significantly outperformed their large-cap brethren during the period. For the relatively small number of investors who did return to the equity market, I believe that there was a return to quality stocks, those that exhibit strong value and long term growth potential.  While the markets have remained extremely volatile, I believe that the recession is firmly behind us and that the underlying economy is fundamentally sound.

What can we look forward to in the year ahead?  Well, I know that for business to lead the U.S. to economic stability, we will need to have strong leadership from Washington. The Fed has shown its commitment and consistent policy to keep rates low.  I am convinced that, with clarity from our government, companies will begin to gain confidence, begin to reinvest in their business models, begin to hire, and all of that will lead to an expanded economic recovery for the foreseeable future.  If you look at the third calendar year of all the Presidential terms since 1950, the Dow Jones Industrial Average has returned on average 18% during those periods. While I am not sure we will hit that level in 2011, the third year of the Obama presidency, I do believe we may see moderate growth in the range of 8-12%.  If there are any major surprises, I think they may well be to the upside.

We maintain our focus on long-term investing and on building value for each of our shareholders. At Hennessy Funds, we serve our shareholders directly, so that we can provide answers to shareholder questions and concerns. Please don’t hesitate to contact us at 800-966-4354 if we can answer any questions or can be of service.

Best regards,

Neil J. Hennessy
Portfolio Manager & Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and current risk and differences in accounting methods.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and the S&P 500 are an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Nikkei 225 is a stock market index for the Tokyo Stock Exchange (TSE). You cannot invest directly in an index.

 WWW.HENNESSYFUNDS.COM

LETTER TO SHAREHOLDERS

(This Page Intentionally Left Blank.)

HENNESSY FUNDS                                                                                                              1-800-966-4354

Hennessy Cornerstone Growth Fund
Original Class Shares (HFCGX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2010

				Since Inception
	One Year	Five Years	Ten Years	(11/1/96)
Hennessy Cornerstone
Growth Fund – Original Class	16.69%	-5.43%	2.94%	7.88%
Russell 2000 Index	26.58%	3.07%	4.89%	6.72%
S&P 500 Index	16.52%	1.73%	-0.02%	5.62%

Gross expense ratio: 1.36%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE

The Hennessy Cornerstone Growth Fund returned 16.69% for the twelve-month period ended October 31, 2010, underperforming the Russell 2000 benchmark, which returned 26.58%, while slightly outperforming the S&P 500 benchmark, which returned 16.52% for the same period.  The Fund’s underperformance to the Russell 2000 Index is primarily due to an underweight sector allocation in Information Technology and Industrials and an overweight sector allocation in Consumer Staples.  This offset a positive sector allocation in Consumer Discretionary stocks, which outperformed as the economy rebounded, and an underweight position in Financials stocks, which underperformed for the past twelve months, despite rallying significantly off their lows of March 6, 2009.  Within the Information Technology sector, both Global Cash Access Holdings (down over 50%) and Unisys Corp. (down over 20%) hindered the performance of the portfolio.  Global Cash Access Holdings announced the loss of their largest customer in July of 2010, which pressured the stock severely, while Unisys Corp. produced lower than expected first quarter earnings due to currency related losses.  In the Industrials sector, Gencorp, Inc. (down over 30%) suffered after they announced plans to refinance existing debt.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2000. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  WWW.HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW — HENNESSY CORNERSTONE GROWTH FUND

Hennessy Cornerstone Growth Fund
Institutional Class Shares (HICGX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2010

		Since Inception
	One Year	3/3/08
Hennessy Cornerstone
Growth Fund – Institutional Class	17.04%	-9.15%
Russell 2000 Index	26.58%	2.54%
S&P 500 Index	16.52%	-2.13%

Gross expense ratio: 1.11%.  Net expense ratio: 0.98%.  The expense ratio is contractually capped at 0.98% indefinitely.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The expense ratios presented are that from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

This chart assumes an initial gross investment of $250,000 (minimum investment) made on March 3, 2008 (inception date of share class). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index and Russell 2000 Index are unmanaged indices commonly used to measure the performance of U.S. Stocks. You cannot invest directly in an index. Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the included Schedule of Investments.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Hennessy Cornerstone Growth Fund, Series II
Original Class Shares (HENLX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2010

			Since Inception
	One Year	Five Years	7/1/05
Hennessy Cornerstone Growth
Fund, Series II – Original Class	26.15%	-6.59%	-6.92%
Russell 2000 Growth Index	28.67%	3.99%	4.11%
S&P 500 Index	16.52%	1.73%	1.93%

Gross expense ratio: 1.70%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE

The Hennessy Cornerstone Growth Fund, Series II, returned 26.15% for the twelve-month period ended October 31, 2010, slightly underperforming the Russell 2000 Growth benchmark, which returned 28.67%, but significantly outperforming the S&P 500, which returned 16.52% for the same period.  The Fund’s underperformance of the Russell 2000 Growth Index was primarily the result of security selection after the rebalance (which occurred in the summer), specifically in the Information Technology and Consumer Discretionary sectors. Information Technology stock Ultra Clean Holdings, Inc. was down over 30% on worse than expected third quarter earnings and lower guidance for the fourth quarter.  Consumer Discretionary stocks Skechers USA, Inc. and Media General (both down over 45%) also hampered the performance of the portfolio.  Skechers USA, Inc. fell on a downgrade due to sluggish demand for their Shape-ups toning sneakers, while Media General announced worse than expected third quarter earnings due to higher interest expense related to the company’s new financing structure and a non-cash tax expense.  After the rebalance, the weak overall security selection in the Fund more than offset positive overweight sector allocations in Industrials and Financials.  Prior to the rebalance, an underweight position in Health Care stocks (which underperformed) and an overweight position in Consumer Dictionary stocks positively impacted the Fund.  Pep Boys-Manny Moe & Jack reported strong third and fourth quarter results, achieving their commitment to return to profitability in 2009.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on July 1, 2005 (inception). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  WWW.HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW — HENNESSY CORNERSTONE GROWTH FUND, SERIES II

Hennessy Cornerstone Growth Fund, Series II
Institutional Class Shares (HINLX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2010

		Since Inception
	One Year	3/3/08
Hennessy Cornerstone Growth
Fund, Series II – Institutional Class	26.94%	-10.59%
Russell 2000 Growth Index	26.58%	2.54%
S&P 500 Index	16.52%	-2.13%

Gross expense ratio: 1.46%.  Net expense ratio: 0.98%.  The expense ratio is contractually capped at 0.98% indefinitely.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The expense ratios presented are that from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

This chart assumes an initial gross investment of $250,000 (minimum investment) made on March 3, 2008 (date of share class inception). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Growth Index and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. Stocks. You cannot invest directly in an index. Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the included Schedule of Investments.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Hennessy Focus 30 Fund
Original Class Shares (HFTFX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2010

			Since Inception
	One Year	Five Years	(9/17/03)
Hennessy Focus 30 Fund –
Original Class	28.06%	4.52%	9.31%
S&P Midcap 400 Index	27.64%	4.93%	8.07%
S&P 500 Index	16.52%	1.73%	4.09%

Gross expense ratio: 1.39%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE

The Hennessy Focus 30 Fund returned 28.06% for the twelve-month period ended October 31, 2010, outperforming both the S&P Midcap 400 and the S&P 500, which returned 27.64% and 16.52% respectively for the same period. The overweight Consumer Discretionary sector allocation was a primary reason for the portfolio’s outperformance over the past year. This allocation helped to overcome the underweight Information Technology sector allocation.  This was the case for the periods both pre and post rebalance of the portfolio, which occurred in the fall of 2010.  In addition, an increase in Industrial sector stocks, which was made after the rebalance, drove the more recent performance of the Fund higher.  The strongest performing stock in the portfolio prior to rebalance was Virgin Media, Inc.  This equity gained over 55% on news of a stock buyback program and strong second quarter results, which were both released in July of 2010.  The worst performing stock before the rebalance was Tetra Tech, Inc., falling -21% on lower than expected first quarter earnings and cuts to their 2010 outlook.  Solid performance for both Dollar Tree, Inc. (a keeper from the current rebalance) and Darden Restaurants, Inc., which returned over 70% and over 45% respectively, confirmed that consumer spending was not dead and that lower-end retailers were able to grow during the recovery as consumers looked to get more value for their dollar.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 17, 2003 (inception). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  WWW.HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW — HENNESSY FOCUS 30 FUND

Hennessy Focus 30 Fund
Institutional Class Shares (HIFTX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2010

		Since Inception
	One Year	3/3/08
Hennessy Focus 30 Fund – Institutional Class	28.59%	0.47%
S&P Midcap 400 Index	27.64%	3.50%
S&P 500 Index	16.52%	-2.13%

Gross expense ratio: 1.15%.  Net expense ratio: 0.98%.  The expense ratio is contractually capped at 0.98% indefinitely.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The expense ratios presented are that from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

This chart assumes an initial gross investment of $250,000 (minimum investment) made on March 3, 2008 (inception date of share class). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index and S&P Midcap 400 Index are unmanaged indices commonly used to measure the performance of U.S. Stocks. You cannot invest directly in an index. Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the included Schedule of Investments.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Hennessy Cornerstone Large Growth Fund
Original Class Shares (HFLGX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2010

		Since Inception
	One Year	(3/20/09)
Hennessy Cornerstone Large
Growth Fund – Original Class*	23.88%	41.21%
Russell 1000 Index	17.67%	34.61%
S&P 500 Index	16.52%	33.32%

Gross expense ratio: 1.30%.  The expense ratio was capped at 1.30% through March, 2010.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  The gross expense ratio presented is that from the most recent prospectus.

*
On March 20, 2009, the Tamarack Large Cap Growth Fund was reorganized into the Hennessy Cornerstone Large Growth Fund. At that time, the Fund began utilizing a purely quantitative formula to choose stocks for the portfolio, which differs from the investment strategy employed by the previous investment manager.  Accordingly, performance is being reported for the period after the reorganization.

PERFORMANCE NARRATIVE

The Hennessy Cornerstone Large Growth Fund returned 23.88% for the twelve-month period ended October 31, 2010, outperforming both the Russell 1000 and the S&P 500, which returned 17.67% and 16.52% respectively for the same period.  Prior to the rebalance in the winter, an underweight allocation in the Financial sector and an overweight allocation in the Consumer Dictionary sector were significant reasons for the portfolio’s outperformance and helped to overcome an underweight sector allocation in the Telecomm and Information Technology.  AutoZone, Inc. was one of the strongest performers post rebalance, due to strong Q3, 2010 earnings and strong same store sales.  Apollo Group, Inc. had weak performance due to decreases on their enrollment forecast as well as issues on financial aid reform for the for-profit education industry.  Prior to the rebalance, an overweight sector allocation in Industrials drove performance. Cummins, Inc., which reported strong Q4, 2009 earnings, was a strong performing stock in the portfolio.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 20, 2009 (inception). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  WWW.HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW — HENNESSY CORNERSTONE LARGE GROWTH FUND

Hennessy Cornerstone Large Growth Fund
Institutional Class Shares (HILGX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2010

		Since Inception
	One Year	(3/20/09)
Hennessy Cornerstone Large
Growth Fund – Institutional Class	24.26%	41.66%
Russell 1000 Index	17.67%	34.61%
S&P 500 Index	16.52%	33.32%

Gross expense ratio: 1.14%.  Net expense ratio: 0.98%.  The expense ratio is contractually capped at 0.98% indefinitely.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The expense ratios presented are that from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

This chart assumes an initial gross investment of $250,000 (minimum investment) made on March 20, 2009 (inception date). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 and Russell 1000 are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.  Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however value stocks have a lower expected growth rate in earnings and sales. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the included Schedule of Investments.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Hennessy Cornerstone Value Fund
Original Class Shares (HFCVX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2010

				Since Inception
	One Year	Five Years	Ten Years	(11/1/96)
Hennessy Cornerstone
Value Fund – Original Class	19.98%	2.56%	4.31%	5.26%
Russell 1000 Value Index	15.71%	0.62%	2.64%	6.59%
S&P 500 Index	16.52%	1.73%	-0.02%	5.62%

Gross expense ratio: 1.27%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE

The Hennessy Cornerstone Value Fund returned 19.98% for the twelve-month period ended October 31, 2010, outperforming its benchmark, the Russell 1000 Value, which returned 15.71%, and the S&P 500, which returned 16.52% for the same period. The Fund’s outperformance was the result of strong security selection across a number of sectors, specifically Consumer Staples, Consumer Discretionary, Telecom, Health Care and Materials.  The positive effects of security selection were augmented by an underweight sector allocation in Financials and Health Care and an overweight sector allocation in Industrials and Telecom.  The top performing stock in the portfolio during the period was Limited Brands, Inc. (+66%), which reported strong sales in the summer and raised their second quarter earnings guidance.  Both Du Pont and Boeing also had strong performance while in the portfolio.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2010. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  WWW.HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW — HENNESSY CORNERSTONE VALUE FUND

Hennessy Cornerstone Value Fund
Institutional Class Shares (HICVX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2010

		Since Inception
	One Year	3/3/08
Hennessy Cornerstone Value Fund – Institutional Class	20.31%	-0.19%
Russell 1000 Value Index	15.71%	-4.51%
S&P 500 Index	16.52%	-2.13%

Gross expense ratio: 1.13%. Net expense ratio: 0.98%.  The expense ratio is contractually capped at 0.98% indefinitely.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The expense ratios presented are that from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

This chart assumes an initial gross investment of $250,000 (minimum investment) made on March 3, 2008 (inception date of share class). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000 Value Index and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. Stocks. You cannot invest directly in an index. The Fund may invest in medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the included Schedule of Investments.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Hennessy Total Return Fund
Original Class Shares (HDOGX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2010

				Since Inception
	One Year	Five Years	Ten Years	(7/29/98)
Hennessy Total Return Fund	18.09%	2.35%	2.81%	2.57%
Dow Jones Industrial Average	17.62%	4.01%	2.53%	4.11%
S&P 500 Index	16.52%	1.73%	-0.02%	2.20%

Gross expense ratio: 1.56%
Expenses net of interest expense: 1.27%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE

The Hennessy Total Return Fund returned 18.09% for the twelve-month period ended October 31, 2010, outperforming both the Dow Jones Industrial Average, which returned 17.62%, and the S&P 500 Index, which returned 16.52% for the same period.  While there were continued low yields on Treasury Bills, which make up approximately 25% of the Fund’s assets, the Fund’s 75% equity weighting was able to capture the full move of the equity markets over the year.  The Fund’s largest holdings (Du Pont, McDonald’s and Home Depot) were positive contributors to the Fund’s outperformance.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2000. Returns shown include the reinvestment of all dividend and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. Stocks. You cannot invest directly in an index. The Hennessy Total Return Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings are subject to change. Please refer to the included Schedule of Investments.

  WWW.HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW — HENNESSY TOTAL RETURN FUND AND HENNESSY BALANCED FUND

Hennessy Balanced Fund
Original Class Shares (HBFBX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2010

				Since Inception
	One Year	Five Years	Ten Years	(3/8/96)
Hennessy Balanced Fund	10.53%	2.79%	2.23%	3.77%
Dow Jones Industrial Average	17.62%	4.01%	2.53%	7.25%
S&P 500 Index	16.52%	1.73%	-0.02%	6.22%

Gross expense ratio: 1.73%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE

The Hennessy Balanced Fund returned 10.53% for the twelve-month period ended October 31, 2010, lagging both the Dow Jones Industrial Average, which returned 17.62%, and the S&P 500 Index, which returned 16.52% for the same period.  The Fund’s relative underperformance to its benchmarks is due primarily to the continued low yields on Treasury Bills. The Fund’s position of approximately 50% in Treasuries did not allow it to capture the strong performance of the equity markets over the year.  In addition, compared to the benchmark indices, the Fund’s largest underperforming holdings (Pfizer and Chevron) were concentrated more heavily within the Fund and were also a drag on relative performance.  While the portfolio may underperform the indices in periods where equities rise sharply, the strategy is geared to capture near market returns with a lower risk profile, since only half of the assets are invested in equities.  Conversely, if equity markets were to fall sharply, we would expect the Fund to perform better than the indices.  Ultimately, the overall goal of this portfolio is to capture upside performance while mitigating downside risk.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000, made on October 31, 2000. Returns shown include the reinvestment of all dividend and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. Stocks. You cannot invest directly in an index. The Hennessy Balanced Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings are subject to change. Please refer to the included Schedule of Investments.

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY CORNERSTONE GROWTH FUND

Schedules of Investments

HENNESSY CORNERSTONE GROWTH FUND
(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% of net assets
Ulta Salon Cosmetics & Fragrance, Inc.	2.95%
KapStone Paper & Packaging Corp.	2.84%
Sanmina-SCI Corp.	2.74%
Ford Motor Co.	2.74%
Virgin Media, Inc.	2.70%
CarMax, Inc.	2.69%
Brunswick Corp.	2.58%
SXC Health Solutions Corp.	2.51%
Cardtronics, Inc.	2.50%
Cooper Companies, Inc.	2.50%

  HENNESSY FUNDS                                                                                                              1-800-966-4354

COMMON STOCKS – 98.26%	Number		% of Net
	of Shares	Value	Assets
Consumer Discretionary – 28.62%
American Axle & Manufacturing
Holdings, Inc. (a)	529,300	$4,880,146	2.32%
Big 5 Sporting Goods Corp.	219,700	2,970,344	1.41%
Brunswick Corp.	342,400	5,416,768	2.58%
CarMax, Inc. (a)	182,100	5,643,279	2.69%
Ford Motor Co. (a)	407,700	5,760,801	2.74%
H.H. Gregg, Inc. (a)	175,100	4,034,304	1.92%
Jo-Ann Stores, Inc. (a)	111,700	4,831,025	2.30%
Kirkland’s, Inc. (a)	233,100	3,135,195	1.49%
Knology, Inc. (a)	357,000	5,194,350	2.47%
La-Z-Boy, Inc. (a)	384,300	2,986,011	1.42%
Lumber Liquidators Holdings, Inc. (a)	142,600	3,433,808	1.63%
Ulta Salon Cosmetics & Fragrance, Inc. (a)	201,800	6,193,242	2.95%
Virgin Media, Inc.	223,500	5,683,605	2.70%
		60,162,878	28.62%
Consumer Staples – 6.79%
Cia Brasileira de Distribuicao
Grupo Pao de Acucar – ADR (b)	108,400	4,293,724	2.04%
Cott Corp. (a)(b)	443,700	3,638,340	1.73%
Nu Skin Enterprises, Inc.	132,600	4,057,560	1.93%
Revlon, Inc. (a)	199,500	2,278,290	1.09%
		14,267,914	6.79%
Energy – 12.84%
Acergy SA – ADR (b)	239,600	4,832,732	2.30%
Calumet Specialty Products	193,300	4,212,007	2.00%
DCP Midstream Partners LP	146,400	5,223,552	2.49%
Massey Energy Corp.	96,000	4,038,720	1.92%
Patriot Coal Corp. (a)	286,500	3,864,885	1.84%
Regency Energy Partners LP	190,100	4,817,134	2.29%
		26,989,030	12.84%
Financials – 7.93%
Advance America Cash Advance Centers, Inc.	610,200	3,044,898	1.45%
Cardtronics, Inc. (a)	310,000	5,254,500	2.50%

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY CORNERSTONE GROWTH FUND

COMMON STOCKS	Number		% of Net
	of Shares	Value	Assets
Financials (Continued)
Encore Capital Group, Inc. (a)	204,800	$4,161,536	1.98%
XL Capital Ltd. (b)	199,500	4,219,425	2.00%
		16,680,359	7.93%
Health Care – 8.81%
CIGNA Corp.	110,100	3,874,419	1.84%
Cooper Companies, Inc.	106,300	5,244,842	2.50%
Providence Service Corp. (a)	250,800	4,120,644	1.96%
SXC Health Solutions Corp. (a)(b)	135,600	5,282,976	2.51%
		18,522,881	8.81%
Industrials – 4.69%
Bucyrus International, Inc.	69,800	4,757,568	2.26%
GenCorp, Inc. (a)	437,300	2,129,651	1.02%
M&F Worldwide Corp. (a)	110,300	2,964,864	1.41%
		9,852,083	4.69%
Information Technology – 11.48%
Advanced Micro Devices, Inc. (a)	503,200	3,688,456	1.76%
Global Cash Access Holdings, Inc. (a)	489,200	1,780,688	0.85%
GSI Commerce, Inc. (a)	156,900	3,831,498	1.82%
Sanmina-SCI Corp. (a)	437,300	5,763,614	2.74%
Tech Data Corp. (a)	86,700	3,727,233	1.77%
Telvent GIT SA (a)(b)	109,000	2,765,330	1.31%
Unisys Corp. (a)	112,400	2,590,820	1.23%
		24,147,639	11.48%
Materials – 13.54%
Braskem SA – ADR (b)	249,200	5,195,820	2.47%
Huntsman Corp.	370,300	5,128,655	2.44%
KapStone Paper & Packaging Corp. (a)	465,600	5,959,680	2.84%
NewMarket Corp.	33,700	3,994,124	1.90%
Omnova Solutions, Inc. (a)	545,800	4,355,484	2.07%
Schweitzer-Mauduit International, Inc.	59,700	3,831,546	1.82%
		28,465,309	13.54%

The accompanying notes are an integral part of these financial statements.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

COMMON STOCKS	Number		% of Net
	of Shares	Value	Assets
Telecommunication Services – 3.56%
Tim Participacoes SA – ADR (b)	130,300	$4,203,478	2.00%
Vivo Participacoes SA – ADR (b)	114,600	3,282,144	1.56%
		7,485,622	3.56%

Total Common Stocks (Cost $179,762,975)		206,573,715	98.26%

SHORT-TERM INVESTMENT – 1.87%
Money Market Funds – 1.87%
Fidelity Government Portfolio –
Institutional Class, 0.06% (c)	3,933,218	3,933,218	1.87%

Total Money Market Funds
(Cost $3,933,218)		3,933,218	1.87%

Total Short-Term Investments
(Cost $3,933,218)		3,933,218	1.87%

Total Investments – 100.13%
(Cost 183,696,193)		210,506,933	100.13%

Liabilities in Excess of Other Assets – (0.13)%		(273,500)	(0.13)%
TOTAL NET ASSETS – 100.00%		$210,233,433	100.00%

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the Fund’s 7-day yield as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.
  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY CORNERSTONE GROWTH FUND

Summary of Fair Value Exposure at October 31, 2010

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2010:

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$60,162,878	$—	$—	$60,162,878
Consumer Staples	14,267,914	—	—	14,267,914
Energy	26,989,030	—	—	26,989,030
Financials	16,680,359	—	—	16,680,359
Health Care	18,522,881	—	—	18,522,881
Industrials	9,852,083	—	—	9,852,083
Information Technology	24,147,639	—	—	24,147,639
Materials	28,465,309	—	—	28,465,309
Telecommunication Services	7,485,622	—	—	7,485,622
Total Common Stock	$206,573,715	$—	$—	$206,573,715
Short-Term Investments	$3,933,218	$—	$—	$3,933,218
Total Investments in Securities	$210,506,933	$—	$—	$210,506,933

The accompanying notes are an integral part of these financial statements.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

HENNESSY CORNERSTONE
GROWTH FUND, SERIES II
(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% of net assets
Banco Macro SA – ADR	2.95%
TRW Automotive Holdings Corp.	2.75%
IDT Corp.	2.71%
Power One, Inc.	2.56%
United Continental Holdings, Inc.	2.55%
Clearwater Paper Corp.	2.51%
Trimas Corp.	2.48%
Enterprise Group Holdings LP	2.47%
Cardtronics, Inc.	2.45%
Loral Space & Communications, Inc.	2.44%

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY CORNERSTONE GROWTH FUND, SERIES II

COMMON STOCKS – 99.98%	Number		% of Net
	of Shares	Value	Assets
Consumer Discretionary – 20.63%
Brown Shoe, Inc.	33,500	$393,625	1.29%
Crocs, Inc. (a)	49,100	683,963	2.24%
Libbey, Inc. (a)	41,500	551,535	1.80%
Lifetime Brands, Inc. (a)	35,300	453,252	1.48%
Media General, Inc. (a)	51,900	285,969	0.93%
Select Comfort Corp. (a)	59,100	491,121	1.60%
Sinclair Broadcast Group, Inc. – Class A (a)	84,300	673,557	2.20%
Skechers USA, Inc. (a)	14,000	272,160	0.89%
TRW Automotive Holdings Corp. (a)	18,400	840,696	2.75%
Ulta Salon Cosmetics & Fragrance, Inc. (a)	22,500	690,525	2.26%
Valassis Communications, Inc. (a)	16,200	534,600	1.75%
Whirlpool Corp.	5,800	439,814	1.44%
		6,310,817	20.63%
Energy – 6.06%
Callon Petroleum Co. (a)	91,300	450,109	1.47%
Enterprise Group Holdings LP	11,800	755,200	2.47%
Inergy Holdings LP	21,500	649,300	2.12%
		1,854,609	6.06%
Financials – 9.08%
American International Group, Inc. (a)	15,200	638,552	2.09%
Banco Macro SA – ADR (b)	18,100	902,285	2.95%
Cardtronics, Inc. (a)	44,300	750,885	2.45%
Zions Bancorporation	23,500	485,510	1.59%
		2,777,232	9.08%
Health Care – 6.09%
Hill Rom Holdings, Inc.	18,000	697,500	2.28%
SXC Health Solutions Corp. (a)(b)	15,206	592,426	1.94%
Universal American Corp.	35,700	574,056	1.87%
		1,863,982	6.09%
Industrials – 40.78%
Air Transport Services Group Inc. (a)	107,000	719,040	2.35%
Alamo Group, Inc.	24,900	597,600	1.95%
Alaska Air Group, Inc. (a)	11,800	623,040	2.04%

The accompanying notes are an integral part of these financial statements.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

COMMON STOCKS	Number		% of Net
	of Shares	Value	Assets
Industrials (Continued)
ArvinMeritor, Inc. (a)	37,400	$620,092	2.03%
Cascade Corp.	14,300	506,077	1.65%
Commercial Vehicle Group, Inc. (a)	47,800	641,954	2.10%
Consolidated Graphics, Inc. (a)	12,100	563,255	1.84%
Diamond Management &
Technology Consultants, Inc.	51,100	637,217	2.08%
Esterline Technologies Corp. (a)	11,000	664,840	2.17%
Gardner Denver, Inc.	11,500	664,930	2.17%
Interface, Inc.	46,200	664,818	2.17%
Macquarie Infrastructure Company, Inc. (a)	40,100	725,008	2.37%
NACCO Industries, Inc.	5,800	575,708	1.88%
Owens Corning (a)	17,400	470,496	1.54%
Pacer International, Inc. (a)	77,900	433,903	1.42%
Standex International Corp.	21,000	565,530	1.85%
Tennant Co.	16,200	543,510	1.78%
Trimas Corp. (a)	47,900	758,257	2.48%
US Airways Group, Inc. (a)	61,200	721,548	2.36%
United Continental Holdings, Inc. (a)	26,800	778,272	2.55%
		12,475,095	40.78%
Information Technology – 8.38%
Lionbridge Technologies, Inc. (a)	111,400	557,000	1.82%
Loral Space & Communications, Inc. (a)	13,400	745,442	2.44%
Power One, Inc. (a)	75,300	783,873	2.56%
Ultra Clean Holdings, Inc. (a)	63,300	476,649	1.56%
		2,562,964	8.38%
Materials – 6.25%
Clearwater Paper Corp. (a)	9,500	767,125	2.51%
Neenah Paper, Inc.	28,700	440,545	1.44%
Quaker Chemical Corp.	19,300	702,906	2.30%
		1,910,576	6.25%
Telecommunication Services – 2.71%
IDT Corp. (a)	56,500	829,420	2.71%

Total Common Stocks (Cost $27,709,116)		30,584,695	99.98%

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY CORNERSTONE GROWTH FUND, SERIES II

SHORT-TERM INVESTMENTS – 0.37%	Principal		% of Net
	Amount	Value	Assets
Demand Notes# – 0.37%
American Family Financial Services, 0.10%	$114,233	$114,233	0.37%

Total Demand Notes
(Cost $114,233)		114,233	0.37%

Total Short-Term Investments
(Cost $114,233)		114,233	0.37%

Total Investments – 100.35%
(Cost 27,823,349)		30,698,928	100.35%

Liabilities in Excess of Other Assets – (0.35)%		(105,634)	(0.35)%
TOTAL NET ASSETS – 100.00%		$30,593,294	100.00%

(a)	Non-income producing security.
(b)	Foreign issued security.
#	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. Interest rates listed are as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Summary of Fair Value Exposure at October 31, 2010

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2010:

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$6,310,817	$—	$—	$6,310,817
Energy	1,854,609	—	—	1,854,609
Financials	2,777,232	—	—	2,777,232
Health Care	1,863,982	—	—	1,863,982
Industrials	12,475,095	—	—	12,475,095
Information Technology	2,562,964	—	—	2,562,964
Materials	1,910,576	—	—	1,910,576
Telecommunication Services	829,420	—	—	829,420
Total Common Stock	$30,584,695	$—	$—	$30,584,695
Short-Term Investments	$—	$114,233	$—	$114,233
Total Investments in Securities	$30,584,695	$114,233	$—	$30,698,928

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY FOCUS 30 FUND

HENNESSY FOCUS 30 FUND
(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% of net assets
United Continental Holdings, Inc.	3.92%
U.S. Airways Group, Inc.	3.87%
Healthspring, Inc.	3.78%
TRW Automotive Holdings Corp.	3.77%
Crocs, Inc.	3.59%
Tenneco, Inc.	3.52%
Borgwarner, Inc.	3.51%
Autoliv, Inc.	3.49%
ArvinMeritor, Inc.	3.43%
Polyone Corp.	3.41%

  HENNESSY FUNDS                                                                                                              1-800-966-4354

COMMON STOCKS – 98.25%	Number		% of Net
	of Shares	Value	Assets
Consumer Discretionary – 49.07%
Advance Auto Parts, Inc.	73,900	$4,802,022	3.32%
Autoliv, Inc.	70,800	5,048,040	3.49%
Borgwarner, Inc. (a)	90,400	5,072,344	3.51%
Crocs, Inc. (a)	372,500	5,188,925	3.59%
Dollar Tree, Inc. (a)	90,300	4,633,293	3.21%
Family Dollar Stores, Inc.	99,500	4,593,915	3.18%
HSN, Inc. (a)	142,900	4,278,426	2.96%
Jo-Ann Stores, Inc. (a)	97,400	4,212,550	2.91%
Tenneco, Inc. (a)	156,000	5,088,720	3.52%
Tractor Supply Co.	113,936	4,511,866	3.12%
TRW Automotive Holdings Corp. (a)	119,300	5,450,817	3.77%
Ulta Salon Cosmetics & Fragrance, Inc. (a)	154,900	4,753,881	3.29%
Valassis Communications, Inc. (a)	129,200	4,263,600	2.95%
Williams Sonoma, Inc.	140,000	4,531,800	3.13%
Wyndham Worldwide Corp.	157,000	4,513,750	3.12%
		70,943,949	49.07%
Energy – 3.27%
Complete Production Services, Inc. (a)	202,000	4,732,860	3.27%

Financials – 2.86%
Jones Lang Lasalle, Inc.	53,000	4,137,180	2.86%

Health Care – 10.21%
Amerigroup Corp. (a)	112,000	4,673,760	3.23%
Healthspring, Inc. (a)	187,300	5,467,287	3.78%
Magellan Health Services, Inc. (a)	96,300	4,622,400	3.20%
		14,763,447	10.21%
Industrials – 17.29%
Applied Industrial Technologies, Inc.	145,200	4,415,532	3.05%
ArvinMeritor, Inc. (a)	298,700	4,952,446	3.43%
Toro Co.	77,000	4,370,520	3.02%
U.S. Airways Group, Inc. (a)	474,800	5,597,892	3.87%
United Continental Holdings, Inc. (a)	195,000	5,662,800	3.92%
		24,999,190	17.29%

The accompanying notes are an integral part of these financial statements.
  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY FOCUS 30 FUND

COMMON STOCKS	Number		% of Net
	of Shares	Value	Assets
Information Technology – 2.71%
Lexmark International (a)	102,900	$3,913,287	2.71%

Materials – 12.84%
Ferro Corp. (a)	347,900	4,773,188	3.30%
Lubrizol Corp.	40,800	4,181,592	2.89%
Polyone Corp. (a)	381,200	4,925,104	3.41%
Rockwood Holdings, Inc. (a)	138,200	4,687,744	3.24%
		18,567,628	12.84%

Total Common Stocks (Cost $128,675,287)		142,057,541	98.25%

WARRANTS – 0.00%
Lantronix, Inc., Warrant Ω
Expiration: February, 2011, Exercise Price: $0.85	158	0	0.00%

Total Warrants (Cost $0)		0	0.00%

SHORT-TERM INVESTMENT – 1.48%
Money Market Funds – 1.48%
Fidelity Government Portfolio –
Institutional Class, 0.06% (b)	2,133,285	2,133,285	1.48%

Total Money Market Funds
(Cost $2,133,285)		2,133,285	1.48%

Total Short-Term Investments
(Cost $2,133,285)		2,133,285	1.48%

Total Investments – 99.73%
(Cost 130,808,572)		144,190,826	99.73%

Liabilities in Excess of Other Assets – 0.27%		386,102	0.27%
TOTAL NET ASSETS – 100.00%		$144,576,928	100.00%

(a)	Non-income producing security.
(b)	The rate listed is the Fund’s 7-day yield as of October 31, 2010.
Ω	Security is fair valued

The accompanying notes are an integral part of these financial statements.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Summary of Fair Value Exposure at October 31, 2010

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2010:

Common Stock	Level 1	Level 2	Level 3		Total
Consumer Discretionary	$70,943,949	$—	$—		$70,943,949
Energy	4,732,860	—	—		4,732,860
Financials	4,137,180	—	—		4,137,180
Health Care	14,763,447	—	—		14,763,447
Industrials	24,999,190	—	—		24,999,190
Information Technology	3,913,287	—	—		3,913,287
Materials	18,567,628	—	—		18,567,628
Total Common Stock	$142,057,541	$—	$—		$142,057,541
Warrants	$—	$—	$—	(1)	$—
Short-Term Investments	$2,133,285	$—	$—		$2,133,285
Total Investments in Securities	$144,190,826	$—	$—		$144,190,826

(1)	If the Lantronix, Inc. warrant would have had a value, it would have been a Level 3 fair value. The warrant has been fair valued at $0 during the entire reporting period.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY CORNERSTONE LARGE GROWTH FUND

HENNESSY CORNERSTONE
LARGE GROWTH FUND
(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% of net assets
Liberty Global, Inc.	2.60%
Humana, Inc.	2.52%
AutoZone, Inc.	2.47%
Dollar Tree, Inc.	2.37%
Freeport-McMoRan Copper & Gold, Inc.	2.34%
Forest Laboratories, Inc.	2.30%
Altria Group, Inc.	2.29%
Philip Morris International, Inc.	2.28%
DIRECTV	2.27%
Crown Holdings, Inc.	2.25%

  HENNESSY FUNDS                                                                                                              1-800-966-4354

COMMON STOCKS – 98.23%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 27.89%
Apollo Group, Inc. (a)	24,000	$899,520	1.14%
AutoZone, Inc. (a)	8,200	1,948,566	2.47%
Best Buy Co., Inc.	32,000	1,375,360	1.74%
DIRECTV (a)	41,200	1,790,552	2.27%
Dish Network Corp.	67,500	1,340,550	1.70%
Dollar Tree, Inc. (a)	36,400	1,867,684	2.37%
Family Dollar Stores, Inc.	37,900	1,749,843	2.22%
The Gap, Inc.	59,100	1,123,491	1.42%
Liberty Global, Inc. (a)	54,200	2,048,218	2.60%
Mattel, Inc.	63,900	1,490,787	1.89%
Ross Stores, Inc.	26,000	1,533,740	1.94%
The McGraw-Hill Companies, Inc.	44,200	1,664,130	2.11%
TJX Companies, Inc.	31,600	1,450,124	1.84%
Yum Brands, Inc.	34,700	1,719,732	2.18%
		22,002,297	27.89%
Consumer Staples – 20.21%
Altria Group, Inc.	71,100	1,807,362	2.29%
Campbell Soup Co.	42,300	1,533,375	1.94%
Clorox Co.	23,300	1,550,615	1.96%
General Mills, Inc.	42,800	1,606,712	2.04%
H.J. Heinz Co.	32,700	1,605,897	2.03%
Kellogg Co.	28,400	1,427,384	1.81%
Kimberly – Clark Corp.	24,500	1,551,830	1.97%
Lorillard, Inc.	19,200	1,638,528	2.08%
Philip Morris International, Inc.	30,700	1,795,950	2.28%
Sysco Corp.	48,500	1,428,810	1.81%
		15,946,463	20.21%
Energy – 3.07%
Consol Energy, Inc.	34,300	1,260,868	1.60%
Diamond Offshore Drilling	17,600	1,164,416	1.47%
		2,425,284	3.07%
Financials – 2.05%
Moody’s Corp.	59,800	1,618,188	2.05%

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY CORNERSTONE LARGE GROWTH FUND

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Health Care – 20.43%
Baxter International, Inc.	31,300	$1,593,170	2.02%
Becton, Dickinson & Co.	19,600	1,480,192	1.88%
Bristol-Myers Squibb Co.	61,400	1,651,660	2.09%
Cardinal Health, Inc.	41,600	1,443,104	1.83%
CIGNA Corp.	45,900	1,615,221	2.05%
Eli Lilly & Co.	42,600	1,499,520	1.90%
Forest Laboratories, Inc. (a)	55,000	1,817,750	2.30%
Humana, Inc. (a)	34,100	1,987,689	2.52%
Johnson & Johnson	23,100	1,470,777	1.86%
Laboratory Corp. of America Holdings (a)	19,200	1,561,344	1.98%
		16,120,427	20.43%
Industrials – 10.57%
Flowserve Corp.	12,800	1,280,000	1.62%
Fluor Corp.	28,500	1,373,415	1.74%
Honeywell International, Inc.	31,700	1,493,387	1.90%
Joy Global, Inc.	24,600	1,745,370	2.21%
Lockheed Martin Corp.	17,600	1,254,704	1.59%
Raytheon Co.	25,800	1,188,864	1.51%
		8,335,740	10.57%
Information Technology – 5.13%
International Business Machines Corp.	11,500	1,651,400	2.09%
SAIC, Inc. (a)	82,500	1,282,050	1.63%
Western Digital Corp. (a)	34,700	1,111,094	1.41%
		4,044,544	5.13%
Materials – 8.88%
Crown Holdings, Inc. (a)	55,200	1,776,888	2.25%
FMC Corp.	23,300	1,703,230	2.16%
Freeport-McMoRan Copper & Gold, Inc.	19,500	1,846,260	2.34%
Lubrizol Corp.	16,400	1,680,836	2.13%
		7,007,214	8.88%

Total Common Stocks (Cost $68,227,078)		77,500,157	98.23%

The accompanying notes are an integral part of these financial statements.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

SHORT-TERM INVESTMENTS – 1.85%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.85%
Fidelity Government Portfolio –
Institutional Class, 0.06% (b)	1,458,228	$1,458,228	1.85%

Total Money Market Funds
(Cost $1,458,228)		1,458,228	1.85%

Total Short-Term Investments
(Cost $1,458,228)		1,458,228	1.85%

Total Investments – 100.08%
(Cost 69,685,306)		78,958,385	100.08%

Liabilities in Excess of Other Assets – (0.08)%		(60,139)	(0.08)%
TOTAL NET ASSETS – 100.00%		$78,898,246	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the Fund’s 7-day yield as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY CORNERSTONE LARGE GROWTH FUND

Summary of Fair Value Exposure at October 31, 2010

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2010:

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$22,002,297	$—	$—	$22,002,297
Consumer Staples	15,946,463	—	—	15,946,463
Energy	2,425,284	—	—	2,425,284
Financials	1,618,188	—	—	1,618,188
Health Care	16,120,427	—	—	16,120,427
Industrials	8,335,740	—	—	8,335,740
Information Technology	4,044,544	—	—	4,044,544
Materials	7,007,214	—	—	7,007,214
Total Common Stock	$77,500,157	$—	$—	$77,500,157
Short-Term Investments	$1,458,228	$—	$—	$1,458,228
Total Investments in Securities	$78,958,385	$—	$—	$78,958,385

The accompanying notes are an integral part of these financial statements.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

HENNESSY CORNERSTONE VALUE FUND
(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% of net assets
Limited Brands, Inc.	2.73%
EI Du Pont de Nemours & Co.	2.61%
Eaton Corp.	2.47%
Hershey Co.	2.46%
PPG Industries, Inc.	2.33%
Boeing Co.	2.32%
Emerson Electric Co.	2.31%
Altria Group, Inc.	2.27%
BCE, Inc.	2.27%
McDonald’s Corp.	2.20%

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY CORNERSTONE VALUE FUND

COMMON STOCKS – 97.31%	Number		% of Net
	of Shares	Value	Assets
Consumer Discretionary – 8.89%
Home Depot, Inc.	96,500	$2,979,920	1.90%
Limited Brands, Inc.	146,200	4,296,818	2.73%
Mattel, Inc.	138,800	3,238,204	2.06%
McDonald’s Corp.	44,500	3,460,765	2.20%
		13,975,707	8.89%
Consumer Staples – 24.53%
Altria Group, Inc.	140,700	3,576,594	2.27%
Campbell Soup Co.	83,700	3,034,125	1.93%
ConAgra Foods, Inc.	124,700	2,804,503	1.78%
Diageo PLC – ADR (c)	40,500	2,997,000	1.91%
Hershey Co.	78,300	3,875,067	2.46%
H.J. Heinz Co.	65,800	3,231,438	2.06%
Kimberly Clark Corp.	43,600	2,761,624	1.76%
Kraft Foods, Inc.	102,300	3,301,221	2.10%
Philip Morris International, Inc.	56,800	3,322,800	2.11%
Reynolds American, Inc.	52,000	3,374,800	2.15%
Sara Lee Corp.	231,500	3,317,395	2.11%
Sysco Corp.	100,900	2,972,514	1.89%
		38,569,081	24.53%
Energy – 10.34%
BP PLC – ADR (c)	49,200	2,008,836	1.28%
Chevron Corp.	35,900	2,965,699	1.88%
ENI SPA – ADR (c)	56,700	2,547,531	1.62%
Marathon Oil Corp.	89,400	3,179,958	2.02%
Royal Dutch Shell PLC – ADR (c)	47,600	3,090,668	1.97%
Total SA – ADR (c)	45,300	2,467,944	1.57%
		16,260,636	10.34%
Financials – 2.03%
Marsh & McLennan Companies, Inc.	127,400	3,182,452	2.03%

Health Care – 6.85%
Bristol-Myers Squibb Co.	107,200	2,883,680	1.83%
GlaxoSmithKline PLC – ADR (c)	66,100	2,580,544	1.64%

The accompanying notes are an integral part of these financial statements.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

COMMON STOCKS	Number		% of Net
	of Shares	Value	Assets
Health Care (Continued)
Merck & Co., Inc.	73,900	$2,681,092	1.71%
Pfizer, Inc.	151,000	2,627,400	1.67%
		10,772,716	6.85%
Industrials – 15.88%
Boeing Co.	51,700	3,652,088	2.32%
Eaton Corp.	43,700	3,881,871	2.47%
Emerson Electric Co.	66,200	3,634,380	2.31%
Lockheed Martin Corp.	36,200	2,580,698	1.64%
Pitney Bowes, Inc.	121,100	2,656,934	1.69%
RR Donnelley & Sons Co.	127,800	2,357,910	1.50%
United Parcel Service, Inc.	47,700	3,212,118	2.04%
Waste Management, Inc.	83,800	2,993,336	1.91%
		24,969,335	15.88%
Information Technology – 6.88%
Automatic Data Processing, Inc.	65,300	2,900,626	1.84%
Intel Corp.	140,800	2,825,856	1.80%
Nokia Corp. – ADR (c)	222,000	2,370,960	1.51%
Taiwan Semiconductor
Manufacturing Ltd. – ADR (c)	248,800	2,714,408	1.73%
		10,811,850	6.88%
Materials – 8.12%
EI Du Pont de Nemours & Co.	86,700	4,099,176	2.61%
MeadWestvaco Corp.	100,500	2,585,865	1.65%
Nucor Corp.	63,100	2,411,682	1.53%
PPG Industries, Inc.	47,800	3,666,260	2.33%
		12,762,983	8.12%
Telecommunication Services – 13.79%
AT&T, Inc.	101,200	2,884,200	1.83%
BCE, Inc. (c)	106,500	3,568,815	2.27%
China Mobile Ltd. – ADR (c)	60,200	3,092,474	1.97%
Frontier Communications Corp.	20,200	177,356	0.11%
Mobile Telesystems OJSC – ADR (c)	143,200	3,100,280	1.97%
Telefonica De Argentina – ADR (a)(c) Ω	100	—	0.00%

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY CORNERSTONE VALUE FUND

COMMON STOCKS	Number		% of Net
	of Shares	Value	Assets
Telecommunication Services (Continued)
Telefonica SA – ADR (c)	33,600	$2,726,304	1.74%
Verizon Communications, Inc.	84,300	2,737,221	1.74%
Vodafone Group PLC – ADR (c)	123,600	3,400,236	2.16%
		21,686,886	13.79%

Total Common Stocks (Cost $134,660,237)		152,991,646	97.31%

SHORT-TERM INVESTMENT – 2.63%
Money Market Funds – 2.63%
Fidelity Government Portfolio –
Institutional Class, 0.06% (b)	4,143,318	4,143,318	2.63%

Total Money Market Funds
(Cost $4,143,318)		4,143,318	2.63%

Total Short-Term Investment
(Cost $4,143,318)		4,143,318	2.63%

Total Investments – 99.94%
(Cost 138,803,555)		157,134,964	99.94%

Other Assets in Excess of Liabilities – 0.06%		86,979	0.06%
TOTAL NET ASSETS – 100.00%		$157,221,943	100.00%

(a)	Non-income producing security.
(b)	The rate listed is the Fund’s 7-day yield as of October 31, 2010.
(c)	Foreign issued security.
Ω	Security is fair valued

The accompanying notes are an integral part of these financial statements.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Summary of Fair Value Exposure at October 31, 2010

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2010:

Common Stock	Level 1	Level 2	Level 3		Total
Consumer Discretionary	$13,975,707	$—	$—		$13,975,707
Consumer Staples	38,569,081	—	—		38,569,081
Energy	16,260,636	—	—		16,260,636
Financials	3,182,452	—	—		3,182,452
Health Care	10,772,716	—	—		10,772,716
Industrials	24,969,335	—	—		24,969,335
Information Technology	10,811,850	—	—		10,811,850
Materials	12,762,983	—	—		12,762,983
Telecommunication Services	21,686,886	—	—	(1)	21,686,886
Total Common Stock	$152,991,646	$—	$—		$152,991,646
Short-Term Investments	$4,143,318	$—	$—		$4,143,318
Total Investments in Securities	$157,134,964	$—	$—		$157,134,964

(1)	If Telefonica de Argentina would have had a value, it would have been a Level 3 fair value. The security has been fair valued at $0 during the entire reporting period.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY TOTAL RETURN FUND

HENNESSY TOTAL RETURN FUND
(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% of net assets
EI Du Pont de Nemours & Co.	7.30%
Chevron Corp.	7.19%
Kraft Foods, Inc.	6.70%
Verizon Communications, Inc.	6.68%
Pfizer, Inc.	6.63%
AT&T, Inc.	6.50%
Merck & Co., Inc.	6.25%
Johnson & Johnson	5.74%
Intel Corp.	4.79%
McDonald’s Corp.	4.71%

  HENNESSY FUNDS                                                                                                              1-800-966-4354

COMMON STOCKS – 69.50%	Number		% of Net
	of Shares	Value	Assets
Consumer Discretionary – 8.36%
Home Depot, Inc.	81,600	$2,519,808	3.65%
McDonald’s Corp.	41,800	3,250,786	4.71%
		5,770,594	8.36%
Consumer Staples – 9.89%
Coca-Cola Co.	35,900	2,201,388	3.19%
Kraft Foods, Inc.	143,400	4,627,518	6.70%
		6,828,906	9.89%
Energy – 7.19%
Chevron Corp.	60,100	4,964,861	7.19%

Health Care – 18.62%
Johnson & Johnson	62,300	3,966,641	5.74%
Merck & Co., Inc.	119,000	4,317,320	6.25%
Pfizer, Inc.	263,200	4,579,680	6.63%
		12,863,641	18.62%
Information Technology – 4.79%
Intel Corp.	165,000	3,311,550	4.79%

Materials – 7.30%
EI Du Pont de Nemours & Co.	106,700	5,044,776	7.30%

Telecommunication Services – 13.35%
AT&T, Inc.	157,500	4,488,750	6.50%
Frontier Communications Corp.	13,776	120,954	0.17%
Verizon Communications, Inc.	142,100	4,613,987	6.68%
		9,223,691	13.35%

Total Common Stocks (Cost $45,110,938)		48,008,019	69.50%

SHORT-TERM INVESTMENT – 65.41%
Money Market Funds – 4.62%
Fidelity Government Portfolio –
Institutional Class, 0.06% (a)	3,190,272	3,190,272	4.62%

Total Money Market Funds
(Cost $3,190,272)		3,190,272	4.62%

The accompanying notes are an integral part of these financial statements.
  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY TOTAL RETURN FUND

SHORT-TERM INVESTMENT	Principal		% of Net
	Value	Value	Assets
U.S. Treasury Bills* – 60.79%
0.14%, 11/12/2010 (b)	$14,000,000	$13,999,465	20.27%
0.12%, 12/16/2010 (b)	14,000,000	13,997,638	20.26%
0.13%, 1/20/2011 (b)	14,000,000	13,996,822	20.26%

Total U.S. Treasury Bills
(Cost $41,993,448)		41,993,925	60.79%

Total Short-Term Investments
(Cost $45,183,720)		45,184,197	65.41%

Total Investments – 134.91%
(Cost 90,294,658)		93,192,216	134.91%

Liabilities in Excess of Other Assets – (34.91)%		(24,116,415)	(34.91)%
TOTAL NET ASSETS – 100.00%		$69,075,801	100.00%

(a)	The rate listed is the Fund’s 7-day yield as of October 31, 2010.
(b)	The rate listed is discount rate at issue.
*	Collateral or partial collateral for reverse repurchase agreements.

The accompanying notes are an integral part of these financial statements.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Summary of Fair Value Exposure at October 31, 2010

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2010:

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$5,770,594	$—	$—	$5,770,594
Consumer Staples	6,828,906	—	—	6,828,906
Energy	4,964,861	—	—	4,964,861
Health Care	12,863,641	—	—	12,863,641
Information Technology	3,311,550	—	—	3,311,550
Materials	5,044,776	—	—	5,044,776
Telecommunication Services	9,223,691	—	—	9,223,691
Total Common Stock	$48,008,019	$—	$—	$48,008,019
Short-Term Investments	$3,190,272	$41,993,925	$—	$45,184,197
Total Investments in Securities	$51,198,291	$41,993,925	$—	$93,192,216

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY BALANCED FUND

HENNESSY BALANCED FUND
(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% of net assets
EI Du Pont de Nemours & Co.	5.97%
AT&T, Inc.	5.06%
Chevron Corp.	4.99%
Verizon Communications, Inc.	4.99%
Kraft Foods, Inc.	4.89%
McDonald’s Corp.	4.70%
Pfizer, Inc.	4.48%
Merck & Co., Inc.	4.25%
Home Depot, Inc.	4.10%
Coca-Cola Co.	2.80%

  HENNESSY FUNDS                                                                                                              1-800-966-4354

COMMON STOCKS – 50.06%	Number		% of Net
	of Shares	Value	Assets
Consumer Discretionary – 8.80%
Home Depot, Inc.	16,600	$512,608	4.10%
McDonald’s Corp.	7,550	587,163	4.70%
		1,099,771	8.80%
Consumer Staples – 7.69%
Coca-Cola Co.	5,700	349,524	2.80%
Kraft Foods, Inc.	18,950	611,517	4.89%
		961,041	7.69%
Energy – 4.99%
Chevron Corp.	7,550	623,706	4.99%

Health Care – 9.77%
Johnson & Johnson	2,050	130,523	1.04%
Merck & Co., Inc.	14,650	531,502	4.25%
Pfizer, Inc.	32,200	560,280	4.48%
		1,222,305	9.77%
Industrials – 1.19%
Caterpillar, Inc.	1,900	149,340	1.19%

Information Technology – 1.32%
Intel Corp.	8,250	165,577	1.32%

Materials – 5.97%
EI Du Pont de Nemours & Co.	15,800	747,024	5.97%

Telecommunication Services – 10.33%
AT&T, Inc.	22,200	632,700	5.06%
Frontier Communications Corp.	3,996	35,085	0.28%
Verizon Communications, Inc.	19,200	623,424	4.99%
		1,291,209	10.33%

Total Common Stocks (Cost $5,848,677)		6,259,973	50.06%

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY BALANCED FUND

SHORT-TERM INVESTMENTS – 49.68%	Shares/Principal		% of Net
	Amount	Value	Assets
Money Market Funds – 5.72%
Federated Government
Obligation – Class I. 0.05% (a)	329,047	$329,047	2.63%
Fidelity Government Portfolio –
Institutional Class, 0.06% (a)	386,232	386,232	3.09%

Total Money Market Funds (Cost $715,279)		715,279	5.72%

U.S. Treasury Bills – 43.96%
1.25%, 11/30/2010	$1,100,000	1,101,075	8.81%
4.25%, 01/15/2011	700,000	705,934	5.65%
5.00%, 02/15/2011	1,300,000	1,318,231	10.54%
0.87%, 04/30/2011	200,000	200,719	1.60%
0.87%, 05/31/2011	300,000	301,242	2.41%
5.00%, 08/15/2011	900,000	933,962	7.47%
4.50%, 09/30/2011	900,000	934,980	7.48%

Total U.S. Treasury Bills
(Cost $5,494,005)		5,496,143	43.96%

Total Short-Term Investments
(Cost $6,209,284)		6,211,422	49.68%

Total Investments – 99.74%
(Cost 12,057,961)		12,471,395	99.74%

Other Assets in Excess of Liabilities – 0.26%		32,369	0.26%
TOTAL NET ASSETS – 100.00%		$12,503,764	100.00%

(a)	The rate listed is the Fund’s 7-day yield as of October 31, 2010.
(b)	The rate listed is the discount rate at issue.

The accompanying notes are an integral part of these financial statements.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Summary of Fair Value Exposure at October 31, 2010

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2010:

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$1,099,771	$—	$—	$1,099,771
Consumer Staples	961,041	—	—	961,041
Energy	623,706	—	—	623,706
Health Care	1,222,305	—	—	1,222,305
Industrials	149,340	—	—	149,340
Information Technology	165,577	—	—	165,577
Materials	747,024	—	—	747,024
Telecommunication Services	1,291,209	—	—	1,291,209
Total Common Stock	$6,259,973	$—	$—	$6,259,973
Short-Term Investments	$715,279	$5,496,143	$—	$6,211,422
Total Investments in Securities	$6,975,252	$5,496,143	$—	$12,471,395

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY BALANCED FUND

(This Page Intentionally Left Blank.)

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Statements

Statements of Assets and Liabilities as of October 31, 2010

HENNESSY
CORNERSTONE
GROWTH FUND
ASSETS:
Investments in securities, at value (cost $183,696,193, $27,823,349,
$130,808,572, $69,685,306, $138,803,555, $90,294,658 and $12,057,961, respectively)	$210,506,933
Dividends and interest receivable	158,430
Receivable for fund shares sold	59,709
Prepaid expenses and other assets	32,880
Total Assets	210,757,952

LIABILITIES:
Payable for fund shares redeemed	112,556
Payable to advisor	131,685
Payable to administrator	168,448
Reverse repurchase agreement	—
Accrued interest payable	87
Accrued service fees	17,533
Accrued expenses and other payables	94,210
Total Liabilities	524,519
NET ASSETS	$210,233,433

NET ASSETS CONSIST OF:
Capital stock	$461,422,902
Accumulated net investment income	—
Accumulated net realized gain (loss) on investments	(278,000,209)
Unrealized net appreciation (depreciation) on investments	26,810,740
Total Net Assets	$210,233,433

NET ASSETS
Original Class:
Shares authorized ($.0001 par value)	25,000,000,000
Net assets applicable to outstanding Original Class shares	207,108,776
Shares issued and outstanding	20,144,907
Net asset value, offering price and redemption price per share	$10.28

Institutional Class:
Shares authorized ($.0001 par value)	25,000,000,000
Net assets applicable to outstanding Institutional Class shares	3,124,657
Shares issued and outstanding	301,249
Net asset value, offering price and redemption price per share	$10.37

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL STATEMENTS — STATEMENTS OF ASSETS AND LIABILITIES

HENNESSY		HENNESSY
CORNERSTONE	HENNESSY	CORNERSTONE	HENNESSY	HENNESSY	HENNESSY
GROWTH FUND,	FOCUS 30	LARGE GROWTH	CORNERSTONE	TOTAL RETURN	BALANCED
SERIES II	FUND	FUND	VALUE FUND	FUND	FUND

$30,698,928	$144,190,826	$78,958,385	$157,134,964	$93,192,216	$12,471,395
6,790	21,181	95,783	389,961	133,409	63,750
735	695,614	5,554	108,528	186,159	6
11,339	18,346	27,742	31,719	18,723	15,635
30,717,792	144,925,967	79,087,464	157,665,172	93,530,507	12,550,786

37,749	78,653	50,101	155,147	1,616	—
19,204	90,085	37,441	99,743	34,925	6,248
24,757	104,316	63,813	124,215	52,116	10,131
—	—	—	—	24,286,500	—
9	23	—	710	5,907	—
2,565	10,361	6,665	13,365	5,821	1,041
40,214	65,601	31,198	50,049	67,821	29,602
124,498	349,039	189,218	443,229	24,454,706	47,022
$30,593,294	$144,576,928	$78,898,246	$157,221,943	$69,075,801	$12,503,764

$82,007,618	$196,634,343	$68,888,143	$193,820,489	$79,927,620	$14,347,603
—	—	627,807	3,560,233	56,753	4,166
(54,289,903)	(65,439,669)	109,217	(58,490,188)	(13,806,130)	(2,261,439)
2,875,579	13,382,254	9,273,079	18,331,409	2,897,558	413,434
$30,593,294	$144,576,928	$78,898,246	$157,221,943	$69,075,801	$12,503,764

Unlimited	25,000,000,000	Unlimited	25,000,000,000	100,000,000	100,000,000
30,168,031	123,199,892	78,832,745	155,873,562	69,075,801	12,503,764
2,156,291	11,021,757	6,736,709	12,442,729	6,535,935	1,198,332
$13.99	$11.18	$11.70	$12.53	$10.57	$10.43

Unlimited	25,000,000,000	Unlimited	25,000,000,000	N/A	N/A
425,263	21,377,036	65,501	1,348,381	N/A	N/A
29,875	1,893,644	5,570	107,511	N/A	N/A
$14.23	$11.29	$11.76	$12.54	N/A	N/A

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Statements

Statements of Operations Year Ended October 31, 2010

HENNESSY
CORNERSTONE
GROWTH FUND
INVESTMENT INCOME:
Dividend income(1)	$975,320
Interest income	3,480
Total investment income	978,800

EXPENSES:
Investment advisory fees	1,639,511
Administration, fund accounting, custody and transfer agent fees	564,967
Distribution fees – Original Class (See Note 5)	—
Service fees – Original Class (See Note 5)	217,567
Federal and state registration fees	30,546
Audit and tax fees	29,851
Legal fees	9,005
Compliance expense	6,345
Reports to shareholders	65,198
Directors’ fees and expenses	10,479
Sub-transfer agent expenses – Original Class (See Note 5)	345,279
Sub-transfer agent expenses – Institutional Class (See Note 5)	399
Interest expense (See Note 3 and 6)	325
Other	29,695
Total expenses before reimbursement from advisor	2,949,167
Expense recoupment by advisor – Original Class	—
Expense reimbursement from advisor – Institutional Class	—
Administrative expense waiver – Institutional Class (See Note 5)	(4,240)
Net expenses	2,944,927
NET INVESTMENT INCOME (LOSS)	$(1,966,127)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss)on
Unaffiliated investments	$14,472,259
Affiliated investments	—
Change in unrealized appreciation (depreciation) on investments	22,544,637
Net gain (loss) on investments	37,016,896
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,050,769

(1)	Net of foreign taxes withheld of $13,890, $0, $0, $0, $235,546, $0 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL STATEMENTS — STATEMENTS OF OPERATIONS

HENNESSY		HENNESSY
CORNERSTONE	HENNESSY	CORNERSTONE	HENNESSY	HENNESSY	HENNESSY
GROWTH FUND,	FOCUS 30	LARGE GROWTH	CORNERSTONE	TOTAL RETURN	BALANCED
SERIES II	FUND	FUND	VALUE FUND	FUND	FUND

$262,516	$1,645,162	$1,602,581	$5,516,504	$1,628,753	$234,984
1,560	2,713	988	2,413	31,995	19,576
264,076	1,647,875	1,603,569	5,518,917	1,660,748	254,560

231,029	1,083,048	553,644	1,130,082	337,824	72,662
79,611	373,213	201,287	389,420	143,575	30,882
—	—	—	—	84,456	18,166
30,890	122,675	74,763	151,486	56,304	12,110
32,841	34,151	45,692	32,443	18,887	18,810
25,422	24,008	22,630	26,774	24,987	23,965
9,741	5,739	10,998	6,248	4,746	3,741
6,378	6,337	6,337	6,337	6,337	6,337
7,477	52,215	14,682	37,537	10,496	1,951
10,550	10,701	10,001	10,201	8,002	7,501
58,057	224,870	17,428	152,745	—	—
218	14,413	—	83	—	—
500	1,404	—	4,444	43,181	—
12,304	23,829	14,146	17,153	9,534	3,631
505,018	1,976,603	971,608	1,964,953	748,329	199,756
—	—	951	—	—	—
(531)	—	—	—	—	—
(844)	(43,158)	(98)	(1,408)	—	—
503,643	1,933,445	972,461	1,963,545	748,329	199,756
$(239,567)	$(285,570)	$631,108	$3,555,372	$912,419	$54,804

$7,072,147	$23,675,034	$21,551,713	$18,686,758	$5,573,895	$1,256,664
—	—	—	(166,409)	—	—
377,453	13,440,791	(6,245,779)	6,342,542	3,246,579	(115,945)
7,449,600	37,115,825	15,305,934	24,862,891	8,820,474	1,140,719
$7,210,033	$36,830,255	$15,937,042	$28,418,263	$9,732,893	$1,195,523
  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Statements

Statements of Changes in Net Assets

	Hennessy Cornerstone Growth Fund
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
OPERATIONS:
Net investment income (loss)	$(1,966,127)	$(1,059,159)
Net realized gain (loss) on securities	14,472,259	(175,588,612)
Change in unrealized appreciation (depreciation) on securities	22,544,637	171,339,271
Net increase (decrease) in net assets resulting from operations	35,050,769	(5,308,500)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Original Class	7,339,703	13,769,357
Proceeds from shares subscribed – Institutional Class	101,206	135,313
Dividends reinvested – Original Class	—	—
Dividends reinvested – Institutional Class	—	—
Cost of shares redeemed – Original Class	(63,688,140)	(92,048,170)
Cost of shares redeemed – Institutional Class	(2,208,458)	(498,966)
Net increase (decrease) in net assets
derived from capital share transactions	(58,455,689)	(78,642,466)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(23,404,920)	(83,950,966)

NET ASSETS:
Beginning of period	233,638,353	317,589,319
End of period	$210,233,433	$233,638,353
Accumulated net investment income (loss), end of period	$—	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Original Class	762,956	1,670,446
Shares sold – Institutional Class	9,629	16,333
Shares issued to holders as reinvestment of dividends
Original Class	—	—
Institutional Class	—	—
Shares redeemed – Original Class	(6,593,042)	(11,189,297)
Shares redeemed – Institutional Class	(236,335)	(65,345)
Net increase (decrease) in shares outstanding	(6,056,792)	(9,567,863)

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL STATEMENTS — STATEMENTS OF CHANGES IN NET ASSETS

Hennessy Cornerstone
Growth Fund, Series II		Hennessy Focus 30 Fund
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2010	October 31, 2009	October 31, 2010	October 31, 2009

$(239,567)	$(130,836)	$(285,570)	$(225,481)
7,072,147	(25,002,829)	23,675,034	(41,135,146)
377,453	26,641,700	13,440,791	51,687,206
7,210,033	1,508,035	36,830,255	10,326,579

2,100,537	884,541	9,963,583	28,044,578
213,468	229,027	1,798,787	3,182,769
—	—	—	—
—	—	—	—
(8,878,696)	(8,829,446)	(45,927,136)	(75,221,408)
(149,711)	(21,810)	(13,886,035)	(4,641,964)

(6,714,402)	(7,737,688)	(48,050,801)	(48,636,025)
495,631	(6,229,653)	(11,220,546)	(38,309,446)

30,097,663	36,327,316	155,797,474	194,106,920
$30,593,294	$30,097,663	$144,576,928	$155,797,474
$—	$—	$—	$—

159,641	90,535	981,821	3,800,184
16,034	21,589	182,320	412,433

—	—	—	—
—	—	—	—
(692,223)	(904,443)	(4,668,242)	(9,945,713)
(11,474)	(2,266)	(1,414,793)	(619,087)
(528,022)	(794,585)	(4,918,894)	(6,352,183)

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Statements

Statements of Changes in Net Assets

OPERATIONS:
Net investment income (loss)
Net realized gain (loss)
Change in unrealized appreciation (depreciation)
Net increase (decrease) in net assets resulting from operations
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Original Class
Net investment income – Institutional Class
Net realized gains – Original Class
Net realized gains – Institutional Class
Total distributions
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued in the reorganization
Proceeds from shares subscribed – Original Class
Proceeds from shares subscribed – Institutional Class
Proceeds from shares subscribed – Predecessor Class A
Proceeds from shares subscribed – Predecessor Class I
Proceeds from shares subscribed – Predecessor Class C
Proceeds from shares subscribed – Predecessor Class S
Dividends reinvested – Original Class
Dividends reinvested – Institutional Class
Cost of shares redeemed – Original Class
Cost of shares redeemed – Institutional Class
Cost of shares redeemed – Predecessor Class A
Cost of shares redeemed – Predecessor Class I
Cost of shares redeemed – Predecessor Class C
Cost of shares redeemed – Predecessor Class R
Cost of shares redeemed – Predecessor Class S
Cost of shares redeemed in the reorganization – Predecessor Class A (See Note 8)
Cost of shares redeemed in the reorganization – Predecessor Class I (See Note 8)
Cost of shares redeemed in the reorganization – Predecessor Class C (See Note 8)
Cost of shares redeemed in the reorganization – Predecessor Class R (See Note 8)
Cost of shares redeemed in the reorganization – Predecessor Class S (See Note 8)
Net increase (decrease) in net assets derived from capital share transactions
TOTAL INCREASE (DECREASE) IN NET ASSETS
NET ASSETS:
Beginning of period
End of period
Accumulated net investment income (loss), end of period

*	For the one month ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31st from September 30th.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL STATEMENTS — STATEMENTS OF CHANGES IN NET ASSETS

Hennessy Cornerstone
Large Growth Fund
Year Ended	One Month Ended	Year Ended
October 31, 2010	October 31, 2009*	September 30, 2009

$631,108	$(3,301)	$356,226
21,551,713	810,847	(21,384,860)
(6,245,779)	(1,552,441)	14,850,433
15,937,042	(744,895)	(6,178,201)

(358,186)	—	—
(235)	—	—
—	—	—
—	—	—
(358,421)	—	—

—	—	51,980,253
993,869	92,349	399,858
19,385	914	30,524
—	—	354,913
—	—	1,450
—	—	—
—	—	226,710
322,821	—	—
235	—	—
(7,463,986)	(549,997)	(3,502,412)
(2,812)	—	—
—	—	(394,647)
—	—	(103,571)
—	—	(1,916)
—	—	(1,961)
—	—	(4,936,283)
—	—	(2,045,574)
—	—	(293,648)
—	—	(81,763)
—	—	(3,654)
—	—	(49,555,614)
(6,130,488)	(456,734)	(7,927,335)
9,448,133	(1,201,629)	(14,105,536)

69,450,113	70,651,742	84,757,278
$78,898,246	$69,450,113	$70,651,742
$627,807	$358,421	$358,421

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Statements

Statements of Changes in Net Assets

CHANGES IN SHARES OUTSTANDING:
Shares issued in connection with reorganization
Shares sold – Original Class
Shares sold – Institutional Class
Shares sold – Predecessor Class A
Shares sold – Predecessor Class I
Shares sold – Predecessor Class C
Shares sold – Predecessor Class S
Shares issued to holders as reinvestment of dividends – Original Class
Shares issued to holders as reinvestment of dividends – Institutional Class
Shares redeemed – Original Class
Shares redeemed – Institutional Class
Shares redeemed – Predecessor Class A
Shares redeemed – Predecessor Class I
Shares redeemed – Predecessor Class C
Shares redeemed – Predecessor Class R
Shares redeemed – Predecessor Class S
Shares redeemed in the reorganization – Predecessor Class A
Shares redeemed in the reorganization – Predecessor Class I
Shares redeemed in the reorganization – Predecessor Class C
Shares redeemed in the reorganization – Predecessor Class R
Shares redeemed in the reorganization – Predecessor Class S
Net increase (decrease) in shares outstanding

*	For the one month ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31st from September 30th.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL STATEMENTS — STATEMENTS OF CHANGES IN NET ASSETS

Hennessy Cornerstone
Large Growth Fund
Year Ended	One Month Ended	Year Ended
October 31, 2010	October 31, 2009*	September 30, 2009

—	—	7,722,854
94,024	9,537	47,603
1,859	93	3,873
—	—	49,665
—	—	198
—	—	—
—	—	30,610
31,251	—	—
23	—	—
(699,229)	(55,752)	(413,579)
(278)	—	—
—	—	(55,087)
—	—	(14,533)
—	—	(317)
—	—	(316)
—	—	(685,035)
—	—	(309,689)
—	—	(43,625)
—	—	(12,829)
—	—	(560)
—	—	(7,362,580)
(572,350)	(46,122)	(1,043,347)

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Statements

Statements of Changes in Net Assets

	Hennessy Cornerstone Value Fund
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
OPERATIONS:
Net investment income (loss)	$3,555,372	$3,055,816
Net realized gain (loss) on securities	18,520,349	(56,656,130)
Change in unrealized appreciation (depreciation) on securities	6,342,542	74,246,459
Net increase (decrease) in net assets resulting from operations	28,418,263	20,646,145

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Original Class	(2,734,232)	(5,597,237)
Institutional Class	(23,987)	(55,214)
Net realized gains
Original Class	—	—
Institutional Class	—	—
Total distributions	(2,758,219)	(5,652,451)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Original Class	49,512,976	43,322,159
Proceeds from shares subscribed – Institutional Class	131,171	39,402
Dividends reinvested – Original Class	2,464,535	4,981,771
Dividends reinvested – Institutional Class	14,973	33,372
Cost of shares redeemed – Original Class	(67,467,108)	(14,327,901)
Cost of shares redeemed – Institutional Class	(106,415)	(10,708)
Net increase (decrease) in net assets
derived from capital share transactions	(15,449,868)	34,038,095

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,210,176	49,031,789

NET ASSETS:
Beginning of period	147,011,767	97,979,978
End of period	$157,221,943	$147,011,767

Accumulated net investment income (loss), end of period	$3,560,233	$2,611,157

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL STATEMENTS — STATEMENTS OF CHANGES IN NET ASSETS

Hennessy Total Return Fund		Hennessy Balanced Fund
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2010	October 31, 2009	October 31, 2010	October 31, 2009

$912,419	$1,043,226	$54,804	$123,592
5,573,895	(17,884,613)	1,256,664	(2,906,301)
3,246,579	16,495,364	(115,945)	3,283,017
9,732,893	(346,023)	1,195,523	500,308

(942,536)	(956,356)	(55,545)	(138,030)
N/A	N/A	N/A	N/A

—	—	—	—
N/A	N/A	N/A	N/A
(942,536)	(956,356)	(55,545)	(138,030)

16,112,008	657,981	1,313,838	795,947
N/A	N/A	N/A	N/A
869,098	884,126	54,019	134,495
N/A	N/A	N/A	N/A
(9,075,344)	(6,082,697)	(1,475,154)	(1,280,181)
N/A	N/A	N/A	N/A

7,905,762	(4,540,590)	(107,297)	(349,739)

16,696,119	(5,842,969)	1,032,681	12,539

52,379,682	58,222,651	11,471,083	11,458,544
$69,075,801	$52,379,682	$12,503,764	$11,471,083

$56,753	$86,870	$4,166	$4,907

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Statements

Statements of Changes in Net Assets

	Hennessy Cornerstone Value Fund
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
CHANGES IN SHARES OUTSTANDING:
Shares sold
Original Class	4,255,144	4,111,585
Institutional Class	11,283	4,670
Shares issued to holders as reinvestment of dividends
Original Class	216,187	638,689
Institutional Class	1,315	4,290
Shares redeemed
Original Class	(5,758,045)	(1,749,104)
Institutional Class	(9,166)	(1,328)
Net increase (decrease) in shares outstanding	(1,283,282)	3,008,802

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL STATEMENTS — STATEMENTS OF CHANGES IN NET ASSETS

Hennessy Total Return Fund		Hennessy Balanced Fund
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2010	October 31, 2009	October 31, 2010	October 31, 2009

1,607,841	79,969	130,219	91,298
N/A	N/A	N/A	N/A

87,092	110,321	5,440	16,328
N/A	N/A	N/A	N/A

(916,937)	(746,373)	(147,584)	(155,366)
N/A	N/A	N/A	N/A
777,996	(556,083)	(11,925)	(47,740)

  HENNESSY FUNDS                                                                                                              1-800-966-4354

(This Page Intentionally Left Blank.)

  WWW.HENNESSYFUNDS.COM

FINANCIAL STATEMENTS — STATEMENT OF CASH FLOWS

Statement of Cash Flows

Hennessy Total Return Fund For the Year Ended October 31, 2010

Cash Flows From Operating Activities:

Net decrease in net assets from operations	$9,732,893
Adjustments to reconcile net decrease in net assets from
operations to net cash provided by operating activities
Purchase of investment securities	(236,571,947)
Proceeds on sale of securities	218,496,033
Decrease in receivable for securities sold	3,506,069
Increase in other receivables, net	(166,542)
Increase in other assets	(6,678)
Decrease in payable for securities purchased	(3,009,279)
Decrease in accrued expenses and other payables	(945)
Net accretion of discount on securities	(28,856)
Net realized gain on investments	(5,573,895)
Unrealized appreciation on securities	(3,246,579)
Net cash used by operating activities	$(16,869,726)

Cash Flows From Financing Activities:

Increase in reverse repurchase agreements	$9,906,500
Proceeds on shares sold	16,112,008
Payment on shares repurchased	(9,075,344)
Cash dividends paid	(73,438)
Net cash provided by financing activities	$16,869,726

Cash at beginning of year	—
Cash at end of year	—
Net increase (decrease) in cash	$—

Cash paid for interest	$50,724

The accompanying notes are an integral part of these financial statements.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Highlights

Hennessy Cornerstone Growth Fund
For an Original Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment gain (loss)
Net realized and unrealized gains (losses) on securities
Total from investment operations

Less Distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY CORNERSTONE GROWTH FUND

Year Ended October 31,
2010	2009	2008	2007	2006

$8.81	$8.80	$19.41	$20.77	$19.49

(0.10)	(0.04)	(0.05)	(0.07)	(0.04)
1.57	0.05	(8.32)	1.82	2.55
1.47	0.01	(8.37)	1.75	2.51

—	—	—	—	—
—	—	(2.24)	(3.11)	(1.23)
—	—	(2.24)	(3.11)	(1.23)
$10.28	$8.81	$8.80	$19.41	$20.77

16.69%	0.11%	(48.00)%	9.65%	13.59%

$207.11	$228.96	$312.50	$990.43	$1,250.67
1.34%	1.36%	1.25%	1.20%	1.21%
(0.89)%	(0.42)%	(0.29)%	(0.32)%	(0.20)%
103%	108%	103%	97%	90%

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Highlights

Hennessy Cornerstone Growth Fund
For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment gain (loss)
Net realized and unrealized gains (losses) on securities
Total from investment operations

Less Distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Before expense reimbursement
After expense reimbursement(4)
Ratio of net investment income (loss) to average net assets
Before expense reimbursement
After expense reimbursement(4)
Portfolio turnover rate(5)

(1)	Institutional Class shares commenced operations on March 3, 2008.
(2)	Not Annualized.
(3)	Annualized.
(4)	The Advisor and/or Administrator reimbursed expenses in order to cap the Institutional Class share expenses. Please refer to Note 5 for more information.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY CORNERSTONE GROWTH FUND

		Period Ended
Year Ended October 31,		October 31,
2010	2009	2008(1)

$8.86	$8.82	$13.29

(0.07)	—	0.01
1.58	0.04	(4.48)
1.51	0.04	(4.47)

—	—	—
—	—	—
—	—	—
$10.37	$8.86	$8.82

17.04%	0.45%	(34.13	)%(2)

$3.12	$4.68	$5.09

1.09%	1.11%	1.12	%(3)
0.98%	0.98%	0.98	%(3)

(0.64)%	(0.17)%	0.15	%(3)
(0.53)%	(0.04)%	0.29	%(3)
103%	108%	103	%(2)

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Highlights

Hennessy Cornerstone Growth Fund, Series II
For an Original Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment gain (loss)
Net realized and unrealized gains (losses) on securities
Total from investment operations

Less Distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(5)

(1)	For the four months ended October 31, 2006. Effective October 31, 2006 the Fund changed its fiscal year end to October 31st from June 30th.
(2)	Net investment loss per share is calculated using average shares outstanding.
(3)	Not Annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY CORNERSTONE GROWTH FUND, SERIES II

				Period Ended		Year Ended
Year Ended October 31,				October 31,		June 30,
2010	2009	2008	2007	2006(1)		2006

$11.09	$10.35	$30.32	$30.75	$32.19		$31.29

(0.11)	(0.05)	(0.09)	(0.25)	(0.03)		(0.07	)(2)
3.01	0.79	(13.75)	1.02	(1.41)		4.65
2.90	0.74	(13.84)	0.77	(1.44)		4.58

—	—	—	—	—		—
—	—	(6.13)	(1.20)	—		(3.68)
—	—	(6.13)	(1.20)	—		(3.68)
$13.99	$11.09	$10.35	$30.32	$30.75		$32.19
26.15%	7.15%	(55.79)%	2.60%	(4.47	)%(3)	16.48%

$30.17	$29.81	$36.27	$138.58	$244.19		$279.30
1.62%	1.70%	1.37%	1.27%	1.25	%(4)	1.25%
(0.77)%	(0.43)%	(0.40)%	(0.59)%	(0.24	)%(4)	(0.22)%
95%	94%	75%	86%	93	%(3)	109%

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Highlights

Hennessy Cornerstone Growth Fund, Series II
For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment gain (loss)
Net realized and unrealized gains (losses) on securities
Total from investment operations

Less Distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Before expense reimbursement
After expense reimbursement(4)
Ratio of net investment income (loss) to average net assets
Before expense reimbursement
After expense reimbursement(4)
Portfolio turnover rate(5)

(1)	Institutional Class shares commenced operations on March 3, 2008.
(2)	Not Annualized.
(3)	Annualized.
(4)	The Advisor and/or Administrator reimbursed expenses in order to cap the Institutional Class share expenses. Please refer to Note 5 for more information.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY CORNERSTONE GROWTH FUND, SERIES II

		Period Ended
Year Ended October 31,		October 31,
2010	2009	2008(1)

$11.21	$10.39	$19.17

(0.01)	0.02	0.02
3.03	0.80	(8.80)
3.02	0.82	(8.78)

—	—	—
—	—	—
—	—	—
$14.23	$11.21	$10.39

26.94%	7.89%	(45.80	)%(2)

$0.43	$0.28	$0.06

1.40%	1.46%	1.22	%(3)
0.98%	0.98%	0.98	%(3)

(0.53)%	(0.19)%	0.17	%(3)
(0.11)%	0.29%	0.41	%(3)
95%	94%	75	%(2)

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Highlights

Hennessy Focus 30 Fund
For an Original Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less Distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Redemption fees retained
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of net expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(2)

(1)	Amount is less than $0.01.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY FOCUS 30 FUND

Year Ended October 31,
2010	2009	2008	2007	2006

$8.73	$8.02	$13.67	$12.39	$12.21

(0.03)	(0.02)	(0.06)	(0.09)	(0.08)
2.48	0.73	(3.57)	1.47	1.86
2.45	0.71	(3.63)	1.38	1.78

—	—	—	—	—
—	—	(2.02)	(0.10)	(1.61)
—	—	(2.02)	(0.10)	(1.61)
—	—	— (1)	— (1)	0.01
$11.18	$8.73	$8.02	$13.67	$12.39

28.06%	8.85%	(30.81)%	11.30%	16.18%

$123.20	$128.36	$167.32	$233.37	$240.63
1.39%	1.39%	1.27%	1.23%	1.21%
(0.26)%	(0.20)%	(0.62)%	(0.61)%	(0.65)%
87%	90%	123%	112%	124%

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Highlights

Hennessy Focus 30 Fund
For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less Distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of net expenses to average net assets
Before expense reimbursement
After expense reimbursement(4)
Ratio of net investment income (loss) to average net assets
Before expense reimbursement
After expense reimbursement(4)
Portfolio turnover rate(5)

(1)	Institutional Class shares commenced operations on March 3, 2008.
(2)	Not Annualized.
(3)	Annualized.
(4)	The Advisor and/or Administrator reimbursed expenses in order to cap the Institutional Class share expenses. Please refer to Note 5 for more information.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

 WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY FOCUS 30 FUND

		Period Ended
Year Ended October 31,		October 31,
2010	2009	2008(1)

$8.78	$8.04	$11.15

0.02	0.02	(0.02)
2.49	0.72	(3.09)
2.51	0.74	(3.11)

—	—	—
—	—	—
—	—	—
$11.29	$8.78	$8.04

28.59%	9.20%	(27.89	)%(2)

$21.38	$27.44	$26.78

1.16%	1.15%	1.13	%(3)
0.98%	0.98%	0.98	%(3)

(0.03)%	0.04%	(0.28	)%(3)
0.15%	0.21%	(0.13	)%(3)
87%	90%	123	%(2)

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Highlights

Hennessy Cornerstone Large Growth Fund
For an Original Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on securities
Total from investment operations

Less Distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Before expense reimbursement/recoupment
After expense reimbursement/recoupment(7)
Ratio of net investment income (loss) to average net assets
Before expense reimbursement/recoupment
After expense reimbursement/recoupment(7)
Portfolio turnover rate(8)

(1)	For the one month period ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31st from September 30th.
(2)
The financial highlights set forth for periods prior to March 20, 2009 represent the historical financial highlights of the Tamarack Large Cap Growth Fund, Class S shares. The assets of the Tamarack Large Cap Growth Fund were acquired by the Hennessy Cornerstone Large Growth Fund on March 20, 2009.  At the time RBC Global Asset Management (U.S.), Inc. (formerly known as Voyageur Asset Management, Inc.) ceased to be investment advisor and Hennessy Advisors, Inc. became investment advisor. The return of the Tamarack Large Cap Growth Fund, Class S shares during the period October 1, 2008 through March 20, 2009 was (33.30)%.  The return of the Hennessy Cornerstone Large Growth Fund, Original Class shares during the period March 20, 2009 through September 30, 2009 was 42.64%.

(3)	Amount is less than $0.01 or ($0.01) per share.
(4)	Per share net investment income (loss) has been calculated using the average daily shares method.
(5)	Not annualized.
(6)	Annualized.
(7)	The Advisor and/or Administrator reimbursed expenses in order to cap the Original Class share expenses. Please refer to Note 5 for more information.
(8)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY CORNERSTONE LARGE GROWTH FUND

Year Ended	One Month Ended
October 31,	October 31,		Year Ended September 30,
2010	2009(1)		2009(2)	2008		2007	2006

$9.49	$9.60		$10.09	$12.61		$10.98	$10.75

0.09	—	(3)	0.05	—	(3)(4)	— (3)	— (3)
2.17	(0.11)		(0.54)	(2.52)		1.63	0.23
2.26	(0.11)		(0.49)	(2.52)		1.63	0.23

(0.05)	—		—	—		—	— (3)
—	—		—	—		—	—
(0.05)	—		—	—		—	—
$11.70	$9.49		$9.60	$10.09		$12.61	$10.98
23.88%	(1.15	)%(5)	(4.86)%	(19.98)%		14.85%	2.18%

$78.83	$69.41		$70.61	$80.91		$113.15	$125.25

1.30%	1.26	%(6)	1.40%	1.16%		1.18%	1.18%
1.30%	1.30	%(6)	1.17%	0.98%		1.00%	1.00%

0.84%	(0.01	)%(6)	0.36%	(0.19)%		(0.19)%	(0.20)%
0.84%	(0.05	)%(6)	0.59%	(0.01)%		(0.01)%	(0.02)%
83%	0	%(5)	116%	38%		25%	35%
  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Highlights

Hennessy Cornerstone Large Growth Fund
For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on securities
Total from investment operations

Less Distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Before expense reimbursement
After expense reimbursement(5)
Ratio of net investment income (loss) to average net assets
Before expense reimbursement
After expense reimbursement(5)
Portfolio turnover rate(6)

(1)	For the one month period ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31st from September 30th.
(2)	Institutional Class shares commenced operations on March 20, 2009.
(3)	Not annualized.
(4)	Annualized.
(5)	The Advisor and/or Administrator reimbursed expenses in order to cap the Institutional Class share expenses. Please refer to Note 5 for more information.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY CORNERSTONE LARGE GROWTH FUND

Year Ended	One Month Ended		Period Ended
October 31,	October 31,		September 30,
2010	2009(1)		2009(2)

$9.51	$9.61		$6.73

0.10	—		0.03
2.20	(0.10)		2.85
2.30	(0.10)		2.88

(0.05)	—		—
—	—		—
(0.05)	—		—
$11.76	$9.51		$9.61

24.26%	(1.04	)%(3)	42.79	%(3)

$0.07	$0.04		$0.04

1.16%	1.14	%(4)	16.51	%(4)
0.98%	0.98	%(4)	0.98	%(4)

0.90%	0.12	%(4)	(14.54	)%(4)
1.08%	0.28	%(4)	0.99	%(4)
83%	0	%(3)	116	%(3)

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Highlights

Hennessy Cornerstone Value Fund
For an Original Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less Distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of net expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY CORNERSTONE VALUE FUND

Year Ended October 31,
2010	2009	2008	2007	2006

$10.63	$9.05	$17.06	$15.27	$12.95

0.29	0.24	0.55	0.46	0.30
1.81	1.87	(8.15)	1.68	2.36
2.10	2.11	(7.60)	2.14	2.66

(0.20)	(0.53)	(0.41)	(0.35)	(0.34)
—	—	—	—	—
(0.20)	(0.53)	(0.41)	(0.35)	(0.34)
$12.53	$10.63	$9.05	$17.06	$15.27

19.98%	25.51%	(45.50)%	14.26%	21.00%

$155.87	$145.91	$97.10	$204.50	$256.80
1.29%	1.27%	1.20%	1.17%	1.15%
2.33%	3.19%	3.92%	2.64%	2.49%
91%	59%	53%	40%	35%

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Highlights

Hennessy Cornerstone Value Fund
For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less Distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of net expenses to average net assets
Before expense reimbursement
After expense reimbursement(4)
Ratio of net investment income to average net assets
Before expense reimbursement
After expense reimbursement(4)
Portfolio turnover rate(5)

(1)	Institutional Class shares commenced operations on March 3, 2008.
(2)	Not Annualized.
(3)	Annualized.
(4)	The Advisor and/or Administrator reimbursed expenses in order to cap the Institutional Class share expenses. Please refer to Note 5 for more information.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — HENNESSY CORNERSTONE VALUE FUND

		Period Ended
Year Ended October 31,		October 31,
2010	2009	2008(1)

$10.63	$9.06	$13.79

0.30	0.30	0.34
1.83	1.83	(5.07)
2.13	2.13	(4.73)

(0.22)	(0.56)	—
—	—	—
(0.22)	(0.56)	—
$12.54	$10.63	$9.06

20.31%	25.87%	(34.30	)%(2)

$1.35	$1.11	$0.87

1.10%	1.13%	1.14	%(3)
0.98%	0.98%	0.98	%(3)

2.52%	3.33%	4.94	%(3)
2.64%	3.48%	5.10	%(3)
91%	59%	53	%(2)

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Highlights

Hennessy Total Return Fund
For an Original Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on securities
Total from investment operations

Less Distributions:
Dividends from net investment income
Dividends from realized capital gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Gross ratio of expenses, including interest expense, to average net asset
Ratio of interest expense to average net assets
Net ratio of expenses, excluding interest expense, to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — HENNESSY TOTAL RETURN FUND

Year Ended October 31,
2010	2009	2008	2007	2006

$9.10	$9.22	$13.73	$12.61	$10.57

0.16	0.18	0.28	0.33	0.31
1.48	(0.14)	(4.49)	1.13	2.03
1.64	0.04	(4.21)	1.46	2.34

(0.17)	(0.16)	(0.30)	(0.34)	(0.30)
—	—	—	—	—
(0.17)	(0.16)	(0.30)	(0.34)	(0.30)
$10.57	$9.10	$9.22	$13.73	$12.61

18.09%	0.69%	(30.97)%	11.70%	22.48%

$69.08	$52.38	$58.22	$96.31	$113.26
1.33%	1.56%	2.36%	3.04%	2.80%
0.08%	0.29%	1.16%	1.88%	1.64%
1.25%	1.27%	1.20%	1.16%	1.16%
1.62%	2.12%	2.43%	2.48%	2.79%
41%	41%	16%	12%	24%

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Highlights

Hennessy Balanced Fund
For an Original Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on securities
Total from investment operations

Less Distributions:
Dividends from net investment income
Dividends from realized capital gains
Total distributions
Redemption fees retained(1)
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of net expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(1)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY BALANCED FUND

Year Ended October 31,
2010	2009	2008	2007	2006

$9.48	$9.11	$12.51	$11.83	$10.56

0.05	0.10	0.25	0.38	0.30
0.95	0.38	(2.80)	0.69	1.25
1.00	0.48	(2.55)	1.07	1.55

(0.05)	(0.11)	(0.26)	(0.39)	(0.28)
—	—	(0.59)	—	—
(0.05)	(0.11)	(0.85)	(0.39)	(0.28)
—	—	—	—	—
$10.43	$9.48	$9.11	$12.51	$11.83

10.53%	5.46%	(21.55)%	9.16%	14.92%

$12.50	$11.47	$11.46	$16.82	$26.14
1.65%	1.73%	1.56%	1.36%	1.34%
0.45%	1.17%	2.31%	2.86%	2.75%
57%	46%	13%	35%	88%

  HENNESSY FUNDS                                                                                                              1-800-966-4354

(This Page Intentionally Left Blank.)

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NOTES TO THE FINANCIAL STATEMENTS

Notes to the Financial Statements
October 31, 2010

1).  ORGANIZATION

The Hennessy Mutual Funds, Inc. was organized as a Maryland corporation on May 20, 1996 and consists of three separate series: Hennessy Cornerstone Growth Fund (the “Growth Fund”), Hennessy Cornerstone Value Fund (the “Value Fund”) and the Hennessy Focus 30 Fund (the “Focus 30 Fund”).  These Funds are open-end, diversified management investment companies registered under the Investment Company Act of 1940, as amended.  The investment objective of the Growth and Focus 30 Funds is long-term growth of capital.  The investment objective of the Value Fund is total return, consisting of capital appreciation and current income.

The Hennessy Funds, Inc. was organized as a Maryland corporation on January 11, 1996 and consists of two separate series: Hennessy Balanced Fund (the “Balanced Fund”) and Hennessy Total Return Fund (the “Total Return Fund”).  The Balanced and Total Return Funds are open-end, non-diversified management investment companies registered under the Investment Company Act of 1940, as amended.  The investment objective of the Balanced Fund is a combination of capital appreciation and current income.  The investment objective of the Total Return Fund is total return, consisting of capital appreciation and current income.

The Hennessy Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on September 17, 1992 and consists of three series: Hennessy Cornerstone Growth Fund, Series II (the “Growth II Fund”), Hennessy Select Large Value Fund and Hennessy Large Growth Fund (the “Large Growth Fund”).  The financial results of the Hennessy Select Large Value Fund are not contained in this report.  The Large Growth Fund is the successor to the Tamarack Large Cap Growth Fund pursuant to a reorganization that took place on March 20, 2009.  As a result of the reorganization, holders of the Class A, Class C, Class I, Class R and Class S shares of the Tamarack Large Cap Growth Fund received Original Class shares of the Hennessy Cornerstone Large Growth Fund.  The Growth II and Large Growth Funds are open-end, diversified management investment companies registered under the Investment Company Act of 1940, as amended.  The investment objective of the Growth II and Large Growth Funds is long-term growth of capital.

The Growth, Growth II, Focus 30, Large Growth, Value, Total Return and Balanced Funds collectively represent the Hennessy Cornerstone Series Funds (the “Funds”).

The Growth, Growth II, Focus 30, Large Growth and Value Funds offer Original and Institutional Class shares.  Each class of shares differs principally in its respective administration, shareholder servicing and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Balanced and Total Return Funds offer only Original Class shares.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).  Investment Valuation – Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Exchange-traded securities for which there were no transactions that day and debt securities are valued at the most recent bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. When a price for an underlying security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, fair value pricing procedures have been adopted by the Board of Directors of the Funds. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.

b).  Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2010 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

	Accumulated Net	Accumulated Net	Paid In
	Investment Income/(Loss)	Realized Gain/(Loss)	Capital
Growth Fund	1,966,127	—	(1,966,127)
Growth II Fund	239,567	37,758	(277,325)
Focus 30 Fund	285,570	—	(285,570)
Large Growth Fund	(3,301)	—	3,301
Value Fund	151,923	8,454,304	(8,606,227)
Total Return Fund	—	—	—
Balanced Fund	—	1	(1)

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NOTES TO THE FINANCIAL STATEMENTS

    The permanent differences primarily relate to net operating losses and capital loss carryovers lost due to expiration.

c).  Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).  Distributions to Shareholders – Dividends from net investment income for the Growth, Growth II, Focus 30, Large Growth and Value Funds, if any, are declared and paid out annually, usually in November or December of each year. Dividends from net investment income for the Total Return and Balanced Funds are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December of each year, for all of the Funds.

e).  Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).   Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).  Share Valuation – The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charged a 1.50% redemption fee on shares held less than 90 days through August 29, 2008. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. These fees were retained by each Fund and treated as additional paid-in capital and allocated to each respective class of shares (if applicable).

h).  Repurchase Agreements – Each Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

    Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient, in the event of default of the

  HENNESSY FUNDS                                                                                                              1-800-966-4354

counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

i).   Accounting for Uncertainty in Income Taxes – The Funds have adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of October 31, 2010, open Federal and state tax years for the Large Growth Fund include the tax years ended September 30, 2006 through 2009, tax period ended October 31, 2009 and tax year ended October 31, 2010.  As of October 31, 2010, open Federal and state tax years for the Growth, Growth II, Focus, Value, Total Return and Balanced Fund include the tax years ended October 31, 2006 through 2010.

j).   Derivatives – The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position.  During the year ended October 31, 2010, the Funds did not hold any derivative instruments.

k).  Events Subsequent to the Fiscal Period End – The Funds have adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred subsequent to October 31, 2010, through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

l).   New Accounting Pronouncement – In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

  WWW.HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

3).  REVERSE REPURCHASE AGREEMENTS

The Total Return Fund has entered into reverse repurchase agreements with UBS Financial Services, Inc., under which the Total Return Fund sells securities and agrees to repurchase them later at a mutually agreed upon price. For the year ended October 31, 2010, the average daily balance and average interest rate in effect for reverse repurchase agreements was $15,986,585 and 0.27%, respectively. At October 31, 2010, the interest rate in effect for the outstanding reverse repurchase agreements, scheduled to mature on November 12, 2010 ($8,095,500), December 16, 2010 ($8,095,500) and January 20, 2011 ($8,095,500) was 0.25%, 0.27% and 0.28%, respectively. Outstanding reverse repurchase agreements at October 31, 2010 were equal to 35.16% of the Total Return Fund’s total net assets.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) during the year ended October 31, 2010 were as follows:

	Growth	Growth II	Focus 30	Large Growth	Value	Total Return	Balanced
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Purchases	$222,005,020	$28,540,554	$123,045,769	$59,719,722	$133,524,233	$18,045,167	$3,469,353
Sales	$275,222,280	$34,258,858	$170,434,597	$63,859,319	$148,035,849	$16,768,290	$4,101,266

Purchases and Sales/Maturities of long-term U.S. Government Securities for the Total Return Fund were $143,971,145 and $138,402,000, respectively.  Purchases and Sales/Maturities of long-term U.S. Government Securities for the Balanced Fund were $5,583,512 and $5,200,000, respectively.  There were no purchases or Sales/Maturities of long-term U.S. Government Securities for the Growth, Growth II, Focus 30, Large Growth or Value Funds.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the Advisor of the Funds. The Advisor provides the Funds with investment management services under a Management Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee from each Fund. The fee is based upon the average daily net assets of the Funds at the annual rate of:

Growth Fund	0.74%
Growth II Fund	0.74%
Focus 30 Fund	0.74%
Large Growth Fund	0.74%
Value Fund	0.74%
Total Return Fund	0.60%
Balanced Fund	0.60%

The Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all Federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) do not exceed 0.98% of the Funds’ net assets for the Institutional Class shares in the Growth, Growth II, Focus 30, Large Growth and

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Value Funds or 1.30% of the Original Class shares of the Large Growth Fund.  The expense limitation agreement for the Original Class shares of the Large Growth Fund expired on March 31, 2010.  The expense limitation agreement for the Institutional Class shares can only be terminated by the Board of Directors/Trustees.  For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Funds to the extent that total annual Fund operating expenses are less than the expense limitation in effect at the time of the reimbursement. The Advisor reimbursed Institutional Class expenses of $531 for the Growth II for the year ended October 31, 2010.

The Advisor recouped $951 of previously reimbursed Original Class expenses for the Large Growth Fund for the year ended October 31, 2010.

As of October 31, 2010, cumulative expenses subject to potential recovery to the aforementioned conditions and year of expiration are as follows:

	Oct. 31, 2011	Oct. 31, 2012	Oct. 31, 2013	Total
Growth Fund – Institutional Class	$7,464	$6,062	$—	$13,526
Growth II Fund – Institutional Class	$137	$706	$531	$1,374
Focus 30 Fund – Institutional Class	$35,499	$43,673	$—	$79,172
Large Growth Fund – Original Class	$37,372	$—	$—	$37,372
Large Growth Fund – Institutional Class	$2,051	$5	$—	$2,056
Value Fund – Institutional Class	$1,056	$1,298	$—	$2,354

The Board of Directors/Trustees has approved a Shareholder Servicing Plan for the Original Class shares of the Growth, Growth II, Focus 30, Large Growth, Value, Total Return and Balanced Funds which was instituted to compensate the Advisor for the non-investment management services it provides to the Funds. The Plan provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Funds.

The Growth, Growth II, Focus 30, Large Growth and Value Funds have entered into agreements with various brokers, dealers and financial intermediaries in connection with the sale of shares of the Funds.  The agreements provide for periodic payments by the Funds to the brokers, dealers and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include: the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status and facilitating shareholder telephone transactions.  Fees paid by the Growth, Growth II, Focus 30, Large Growth and Value Funds to various brokers, dealers and financial intermediaries for the year ended October 31, 2010, were $345,678, $58,275, $239,283, $17,428 and $152,828, respectively.

The Total Return and Balanced Funds have adopted a plan pursuant to Rule 12b-1 which authorizes payments in connection with the distribution of the Total Return and Balanced Fund shares at an annual rate not to exceed 0.15% of each Fund’s average daily net assets. Amounts paid under the Plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners and the printing and mailing of sales literature.

  WWW.HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ administrator under an Administration Agreement. Administrative services under this agreement include custody, distribution, fund accounting, fund administration and transfer agent services.  In addition, the Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees paid to U.S. Bancorp Fund Services, LLC for the year ended October 31, 2010, were $564,967, $79,611, $373,213, $201,287, $389,420, $143,575 and $30,882 for Growth, Growth II, Focus 30, Large Growth, Value, Total Return and Balanced Funds, respectively.  The Administrator has voluntarily waived all or a portion of its administration fees allocated to the Institutional Class shares of the Growth, Growth II, Focus 30, Large Growth and Value Funds.  The administration fees voluntarily waived by the Administrator during the year ended October 31, 2010 were $4,240, $844, $43,158, $98, and $1,408, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliated company of U.S. Bank, N.A.

6).  LINE OF CREDIT

The Growth, Growth II, Focus 30, and Value Funds have $40,000,000, $1,500,000, $25,000,000 and $10,000,000 lines of credit, respectively, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with its custodian bank, U.S. Bank, N.A. During the year ended October 31, 2010, the Growth Fund had an outstanding average daily balance and a weighted average interest rate of $756 and 3.25%, respectively. The maximum amount outstanding for the Growth Fund during the period was $212,000.  During the year ended October 31, 2010, the Focus 30 Fund had an outstanding average daily balance and a weighted average interest rate of $26,740 and 3.25%, respectively. The maximum amount outstanding for the Focus 30 Fund during the period was $3,419,000. During the year ended October 31, 2010, the Value Fund had an outstanding average daily balance and a weighted average interest rate of $98,162 and 3.25%, respectively.  The maximum amount outstanding for the Value Fund during the period was $6,061,000.  During the year ended October 31, 2010, the Growth II Fund had no line of credit activity.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

7).  FEDERAL TAX INFORMATION

As of October 31, 2010, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Growth	Growth II	Focus 30
	Fund	Fund	Fund
Cost of investments for tax purposes	$183,696,546	$27,823,349	$130,808,572
Gross tax unrealized appreciation	39,262,640	4,577,908	14,422,821
Gross tax unrealized depreciation	(12,452,253)	(1,702,329)	(1,040,567)
Net tax unrealized
appreciation (depreciation)	26,810,387	2,875,579	13,382,254
Undistributed ordinary income	$—	$—	$—
Undistributed long-term capital gains	—	—	—
Total distributable earnings	$—	$—	$—
Other accumulated gains/(loss)	$(277,999,856)	$(54,289,903)	$(65,439,669)
Total accumulated earnings/(loss)	$(251,189,469)	$(51,414,324)	$(52,057,415)

	Large		Total
	Growth	Value	Return	Balanced
	Fund	Fund	Fund	Fund
Cost of investments
for tax purposes	$69,685,306	$139,773,894	$90,484,010	$12,061,922
Gross tax
unrealized appreciation	10,972,375	21,871,148	4,762,248	747,143
Gross tax
unrealized depreciation	(1,699,296)	(4,510,078)	(2,054,042)	(337,670)
Net tax unrealized
appreciation (depreciation)	$9,273,079	$17,361,070	$2,708,206	$409,473
Undistributed ordinary income	$627,807	$3,560,233	$56,753	$4,166
Undistributed long-term
capital gains	109,217	—	—	—
Total distributable earnings	$737,024	$3,560,233	$56,753	$4,166
Other accumulated gains/(loss)	$—	$(57,519,849)	$(13,616,778)	$(2,257,478)
Total accumulated
earnings/(loss)	$10,010,103	$(36,598,546)	$(10,851,819)	$(1,843,839)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and partnership adjustments.

At October 31, 2010, the Growth Fund had tax basis capital losses of $277,999,856, to offset future capital gains. Of such losses, $100,898,505 expire October 31, 2016 and $177,101,351 expire October 31, 2017.

At October 31, 2010, the Growth II Fund had tax basis capital losses of $54,289,903, to offset future capital gains. Of such losses, $29,176,218 expire October 31, 2016 and $25,113,685 expire October 31, 2017.

At October 31, 2010, the Focus 30 Fund had tax basis capital losses of $65,439,669, to offset future capital gains. Of such losses, $24,304,531 expire October 31, 2016 and $41,135,138 expire October 31, 2017.

  WWW.HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

At October 31, 2010, the Large Growth Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2010, the Value Fund had tax basis capital losses of $57,519,849, to offset future capital gains. Of such losses, $712,595 expire October 31, 2011 and $56,807,254 expire on October 31, 2017.

At October 31, 2010, the Total Return Fund had tax basis capital losses of $13,616,778, which may be carried over to offset future capital gains. Of such $13,616,778 expire October 31, 2017.

At October 31, 2010, the Balanced Fund had tax basis capital losses of $2,257,478, to offset future capital gains. Of such losses, $2,257,478 expire October 31, 2017.

The tax character of distributions paid during 2010 and 2009 for the Funds were as follows:

	Year Ended	Year Ended
Growth Fund	October 31, 2010	October 31, 2009
Ordinary income	$—	$—
Long-term capital gain	—	—
	$—	$—

	Year Ended	Year Ended
Growth II Fund	October 31, 2010	October 31, 2009
Ordinary income	$—	$—
Long-term capital gain	—	—
	$—	$—

	Year Ended	Year Ended
Focus 30 Fund	October 31, 2010	October 31, 2009
Ordinary income	$—	$—
Long-term capital gain	—	—
	$—	$—

	Year Ended	One Month Ended	Year Ended
Large Growth Fund	October 31, 2010	October 31, 2009*	September 30, 2009
Ordinary income	$358,421	$—	$—
Long-term capital gain	—	—	—
	$358,421	$—	$—

*	The Large Growth Fund changed its fiscal year end to October 31 from September 30.

	Year Ended	Year Ended
Value Fund	October 31, 2010	October 31, 2009
Ordinary income	$2,758,219	$5,652,451
Long-term capital gain	—	—
	$2,758,219	$5,652,451

	Year Ended	Year Ended
Total Return Fund	October 31, 2010	October 31, 2009
Ordinary income	$942,536	$956,356
Long-term capital gain	—	—
	$942,536	$956,356

  HENNESSY FUNDS                                                                                                              1-800-966-4354

	Year Ended	Year Ended
Balanced Fund	October 31, 2010	October 31, 2009
Ordinary income	$55,545	$138,030
Long-term capital gain	—	—
	$55,545	$138,030

8).  FUND REORGANIZATION

On March 20, 2009 the shareholders of the Tamarack Large Cap Growth Fund approved the agreement and plan of reorganization providing for the transfer of assets of the Tamarack Large Cap Growth Fund to the Hennessy Cornerstone Large Growth Fund and the assumption of the liabilities of the Tamarack Large Cap Growth Fund by the Hennessy Cornerstone Large Growth Fund.  The following table illustrates the specifics of the reorganization:

	Shares issued to
Acquired Fund	Shareholders of	Acquiring Fund	Combined	Tax Status
Net Assets	Acquired Fund	Net Assets	Net Assets	of Transfer
$51,980,253(1)	7,722,854	—	$51,980,253	Non-taxable

(1)	Includes accumulated realized losses and unrealized depreciation in the amounts of ($13,369,709) and ($16,139,531) respectively.

  WWW.HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

(This Page Intentionally Left Blank.)

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of The Hennessy Mutual Funds, Inc., The Hennessy Funds, Inc., and The Hennessy Funds Trust:

We have audited the accompanying statements of assets and liabilities of the Hennessy Cornerstone Growth Fund, Hennessy Cornerstone Growth Fund, Series II, Hennessy Focus 30 Fund, Hennessy Cornerstone Large Growth Fund, Hennessy Cornerstone Value Fund, Hennessy Total Return Fund and Hennessy Balanced Fund, including the schedules of investments, as of October 31, 2010, and the related statements of operations for the year then ended, statement of cash flows for the year then ended for the Hennessy Total Return Fund, statements of changes in net assets for each of the periods presented in the two-year period then ended (year ended October 31, 2010, month ended October 31, 2009 and year ended September 30, 2009 for Hennessy Cornerstone Large Growth Fund), and the financial highlights for each of the periods presented in the five-year period then ended (year ended October 31, 2010, month ended October 31, 2009 and year ended September 30, 2009 for Hennessy Cornerstone Large Growth Fund; years ended October 31, 2007 through 2010, period ended October 31, 2006 and year ended June 30, 2006 for the Hennessy Cornerstone Growth Fund, Series II). These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through September 30, 2008 of the Hennessy Cornerstone Large Growth Fund were audited by other auditors whose report dated November 26, 2008 expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Cornerstone Growth Fund, Hennessy Cornerstone Growth Fund, Series II, Hennessy Focus 30 Fund, Hennessy Cornerstone Large Growth Fund, Hennessy Cornerstone Value Fund, Hennessy Total Return Fund and Hennessy Balanced Fund as of October 31, 2010, and the results of their operations, the changes in

  WWW.HENNESSYFUNDS.COM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

their net assets and the financial highlights for each of the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 22, 2010

HENNESSY FUNDS                                                                                                              1-800-966-4354

Directors and Officers of the Funds

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors.  Information pertaining to the Directors and Officers of the Funds is set forth below.  The Funds’ Statement of Additional Information includes additional information about the Funds’ Directors and Officers and is available, without charge, upon request by calling 1-800-966-4354.

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address	the Companies	Time Served
“Disinterested Persons”
J. Dennis DeSousa	Director/Trustee	Indefinite, until
Age: 74		successor elected
Address:
c/o Hennessy Advisors, Inc.		HMFI: Since January 1996
7250 Redwood Blvd.		HFI: Since January 1996
Suite 200		HFT: Since July 2005
Novato, CA 94945

Robert T. Doyle	Director/Trustee	Indefinite, until
Age: 63		successor elected
Address:
c/o Hennessy Advisors, Inc.		HMFI: Since January 1996
7250 Redwood Blvd.		HFI: Since January 1996
Suite 200		HFT: Since July 2005
Novato, CA 94945

Gerald P. Richardson	Director/Trustee	Indefinite, until
Age: 65		successor elected
Address:
c/o Hennessy Advisors, Inc.		HMFI: Since May 2004
7250 Redwood Blvd.		HFI: Since May 2004
Suite 200		HFT: Since July 2005
Novato, CA 94945

“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy(1)	Director/Trustee,	Director/Trustee:
Age: 54	President	Indefinite, until
Address:	and Chairman	successor elected
c/o Hennessy Advisors, Inc.	of the Board
7250 Redwood Blvd.		HMFI: Since January 2006
Suite 200		HFI: Since January 2006
Novato, CA 94945		HFT: Since July 2005

Officer (Chairman of the Board):
1 year term

HMFI: Since June 2008
HFI: Since June 2008
HFT: Since June 2008

  WWW.HENNESSYFUNDS.COM

DIRECTORS AND OFFICERS OF THE FUNDS

	Number of Portfolios in the
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Director/Trustee	Held by Director

Currently a real estate investor.	10	None.

Currently the Sheriff of Marin County,	10	None.
California (since 1996) and has been
employed in the Marin County Sheriff’s
Office in various capacities since 1969.

Formerly the Chief Executive Officer and	10	None.
owner of ORBIS Payment Services.
Mr. Richardson is now an independent
consultant in the securities industries.

President, Chairman, CEO and Co-Portfolio	10	Director of Hennessy
Manager of Hennessy Advisors, Inc., the		Advisors, Inc.
Hennessy Funds’ investment advisor, since
1989; President of HMFI and HFI from 1996
through June 2008, and President of HFT
from 2005 through June 2008.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address	the Companies	Time Served
Frank Ingarra, Jr.(1)	Co-Portfolio	1 year term
Age: 39	Manager and
Address:	Vice President	HMFI: Since August 2002
c/o Hennessy Advisors, Inc.		HFI: Since August 2002
7250 Redwood Blvd.		HFT: Since July 2005
Suite 200
Novato, CA 94945

Joe Fahy	Chief Compliance	1 year term
Age: 33	Officer
Address:		HMFI: Since June 2010
c/o Hennessy Advisors, Inc.		HFI: Since June 2010
7250 Redwood Blvd.		HFT: Since June 2010
Suite 200
Novato, CA 94945

Teresa M. Nilsen(1)	Executive Vice	1 year term
Age: 44	President and
Address:	Treasurer	HMFI: Since January 1996
c/o Hennessy Advisors, Inc.		HFI: Since January 1996
7250 Redwood Blvd.		HFT: Since July 2005
Suite 200
Novato, CA 94945

Daniel B. Steadman(1)	Executive Vice	1 year term
Age: 54	President and
Address:	Secretary	HMFI: Since March 2000
c/o Hennessy Advisors, Inc.		HFI: Since March 2000
7250 Redwood Blvd.		HFT: Since July 2005
Suite 200
Novato, CA 94945

  WWW.HENNESSYFUNDS.COM

DIRECTORS AND OFFICERS OF THE FUNDS

Number of Portfolios in the
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Director/Trustee	Held by Director
Mr. Ingarra Co-Portfolio Manager for	N/A	None.
Hennessy Advisors, Inc., the Funds’
investment advisor. Mr. Ingarra has been
with the Hennessy Funds and Hennessy
Advisors, Inc. since 2004. He is Vice
President of the Hennessy Funds.

Chief Compliance Officer for the Hennessy	N/A	None.
Funds since 2010. Mr. Fahy has been with
the Hennessy Funds since 2005 and has
held a number of roles in the Sales and
Finance Departments.

Currently Executive Vice President, Chief	N/A	Director of Hennessy
Financial Officer and Secretary of Hennessy		Advisors, Inc.
Advisors, Inc., the Funds’ investment advisor;
Ms. Nilsen has been the corporate secretary
and a financial officer of Hennessy Advisors,
Inc. since 1989; Ms. Nilsen has been an
officer of The Hennessy Funds since 1996,
currently she is Executive Vice President
and Treasurer.

Executive Vice President of Hennessy	N/A	Director of Hennessy
Advisors, Inc., the Funds’ investment advisor,		Advisors, Inc.
from 2000 to the present; Mr. Steadman has
been Executive Vice President and Secretary
of The Hennessy Funds since 2000.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address	the Companies	Time Served
Tania A. Kelley(1)	Vice President	1 year term
Age: 45	of Marketing
Address:		HMFI: Since October 2003
c/o Hennessy Advisors, Inc.		HFI: Since October 2003
7250 Redwood Blvd.		HFT: Since July 2005
Suite 200
Novato, CA 94945

Ana Miner(1)	Vice President	1 year term
Age: 52	of Operations
Address:		HMFI: Since March 2000
c/o Hennessy Advisors, Inc.		HFI: Since March 2000
7250 Redwood Blvd.		HFT: Since July 2005
Suite 200
Novato, CA 94945

Brian Peery(1)	Vice President	1 year term
Age: 41	of Sales
Address:		HMFI: Since March 2003
c/o Hennessy Advisors, Inc.		HFI: Since March 2003
7250 Redwood Blvd.		HFT: Since July 2005
Suite 200
Novato, CA 94945

(1)	All officers of the Hennessy Funds and employees of the Advisor are Interested Persons of the Hennessy Funds.

Key:
HMFI = Hennessy Mutual Funds, Inc.
HFI = Hennessy Funds, Inc.
HFT = Hennessy Funds Trust

  WWW.HENNESSYFUNDS.COM

DIRECTORS AND OFFICERS OF THE FUNDS

Number of Portfolios in the
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Director/Trustee	Held by Director
Has been employed by Hennessy	N/A	None.
Advisors, Inc., the Funds’ investment
advisor, since October 2003.

Has been employed by Hennessy	N/A	None.
Advisors, Inc., the Funds’ investment
advisor, since 1998.

Has been employed by Hennessy	N/A	None.
Advisors, Inc., the Funds’ investment
advisor, since June 2002.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Expense Example
October 31, 2010

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Expenses

The first set of lines of the table below provide information about actual account values and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information within these lines, together with the amount you invested, to estimate the expenses that you paid over the six-month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines within the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

  WWW.HENNESSYFUNDS.COM

EXPENSE EXAMPLE

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Original Class	5/1/10	10/31/10	5/1/10 – 10/31/10

Actual
Growth Fund – Original Class	$1,000.00	$969.80	$6.65
Growth II Fund – Original Class	$1,000.00	$986.60	$8.06
Focus 30 Fund – Original Class	$1,000.00	$1,054.70	$7.15
Large Growth Fund – Original Class	$1,000.00	$1,046.50	$6.71
Value Fund – Original Class	$1,000.00	$1,044.20	$6.80
Total Return Fund – Original Class	$1,000.00	$1,056.50	$7.00
Balanced Fund – Original Class	$1,000.00	$1,041.30	$8.49

Hypothetical (5% return
before expenses)
Growth Fund – Original Class	$1,000.00	$1,018.45	$6.82
Growth II Fund – Original Class	$1,000.00	$1,017.09	$8.19
Focus 30 Fund – Original Class	$1,000.00	$1,018.25	$7.02
Large Growth Fund – Original Class	$1,000.00	$1,018.65	$6.61
Value Fund – Original Class	$1,000.00	$1,018.55	$6.72
Total Return Fund – Original Class	$1,000.00	$1,018.40	$6.87
Balanced Fund – Original Class	$1,000.00	$1,016.89	$8.39

(1)
Expenses are equal to the Growth Fund’s expense ratio of 1.34%, the Growth II Fund’s expense ratio of 1.61%, the Focus 30 Fund’s expense ratio of 1.38%,  the Large Growth Fund’s expense ratio of 1.30%, the Value Fund’s expense ratio of 1.32%, the Total Return Fund’s expense ratio of 1.35%, and the Balanced Fund’s expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Institutional Class	5/1/10	10/31/10	5/1/10 – 10/31/10

Actual
Growth Fund – Institutional Class	$1,000.00	$995.62	$4.93
Growth II Fund – Institutional Class	$1,000.00	$998.38	$4.94
Focus 30 Fund – Institutional Class	$1,000.00	$1,008.89	$4.96
Large Growth Fund – Institutional Class	$1,000.00	$1,007.49	$4.96
Value Fund – Institutional Class	$1,000.00	$1,007.01	$4.96

Hypothetical (5% return
before expenses)
Growth Fund – Institutional Class	$1,000.00	$1,003.16	$4.95
Growth II Fund – Institutional Class	$1,000.00	$1,003.16	$4.95
Focus 30 Fund – Institutional Class	$1,000.00	$1,003.16	$4.95
Large Growth Fund – Institutional Class	$1,000.00	$1,003.16	$4.95
Value Fund – Institutional Class	$1,000.00	$1,003.16	$4.95

(2)
Expenses are equal to the Growth, Growth II, Focus 30, Large Growth, and Value Fund’s expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

  HENNESSY FUNDS                                                                                                              1-800-966-4354

How to Obtain a Copy of the Funds’ Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds website at www.hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. Hennessy Funds’ proxy voting record is available on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Funds’ N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

The Large Growth, Value, Total Return and Balanced Fund designated 100%, 100%, 100% and 100%, respectively, of the dividend declared from net investment income during the year ended October 31, 2010, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended October 31, 2010, 100%, 77.80%, 100% and 100% of the ordinary income distributions paid by the Large Growth, Value, Total Return and Balanced Funds, respectively, qualify for the dividends received deduction available to corporate shareholders. A portion of the dividend income received by the Value Fund was from American Depositary Receipts which does not qualify for the dividend received deduction available to corporate shareholders.

 WWW.HENNESSYFUNDS.COM

PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•  information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

     and

•  information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

For information, questions
or assistance, please call
The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR, TRANSFER
AGENT, DIVIDEND PAYING
AGENT & SHAREHOLDER
SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

WWW.HENNESSYFUNDS.COM

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has made the following substantive amendments to its code of ethics during the last annual period: Amended the code of ethics to include the addition of Hennessy SPARX Funds Trust.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2010	FYE 10/31/2009
Audit Fees	$28,000	$31,000
Audit-Related Fees	-	-
Tax Fees	$6,600	$6,500
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2010	FYE 10/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2010	FYE 10/31/2009
Registrant	$-	$-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Hennessy Funds, Inc.

By (Signature and Title)*       /s/Neil J. Hennessy
Neil J. Hennessy, Principal Executive Officer

Date     December 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/Neil J. Hennessy
Neil J. Hennessy, Principal Executive Officer

Date     December 17, 2010

By (Signature and Title)*       /s/Teresa M. Nilsen
Teresa M. Nilsen, Treasurer

Date     December 17, 2010